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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07687
First American Strategy Funds, Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN (Address of principal executive offices)	55402 (Zip code)
Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)
Registrant’s telephone number, including area code:       800-677-3863
Date of fiscal period end:       August 31
Date of reporting period:       August 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

First American Funds.

August 31, 2009

2009 Annual Report

Asset Allocation Funds

Mutual fund investing involves risk; principal loss is possible.

First American asset allocation funds invest in various underlying First American Funds. Generally, your cost to invest in asset allocation funds will be higher than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. Investment risks include, but are not limited to, volatility and additional risks related to small- and mid-cap stocks and real estate securities; political, economic, and currency risk related to foreign securities; and interest-rate risk related to investing in debt securities.

 NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to Shareholders  October 12, 2009

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended August 31, 2009.

This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, firstamericanfunds.com, we provide quarterly performance information on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

Virginia L. Stringer Chairperson of the Board First American Strategy Funds, Inc.	Thomas S. Schreier, Jr. President First American Strategy Funds, Inc.

First American Funds 2009 Annual Report   1

Explanation of Financial Statements

As a shareholder in First American Funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (common stock, bonds, etc.) and by industry classification (banking, communications, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to the Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund and present the fund’s net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from securities as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results, distributions to shareholders, and shareholder transactions during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios can vary across funds for a number of reasons, including differences in advisory fees and the average shareholder account size. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase and sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource. You can visit First American Funds’ website for other useful information on each of our funds, including fund prices, performance, fund manager bios, dividends, and downloadable fact sheets. For more information, call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

2   First American Funds 2009 Annual Report

Strategy Aggressive Growth Allocation Fund

Investment Objective: seeks a high level of capital growth.

How did the fund perform for the fiscal year ended August 31, 2009?
The First American Strategy Aggressive Growth Allocation Fund, Class Y shares, returned -16.98% for the fiscal year ended August 31, 2009 (Class A shares returned -17.16% without taking the sales charge into account). By comparison, the fund’s benchmark, the Dow Jones Moderately Aggressive U.S. Portfolio Index*, returned -12.73%, for the same period.

What were the general economic and market conditions?
During the past fiscal year, we experienced the most significant global financial crisis and most protracted economic contraction in the post-World War II era. These extraordinary economic circumstances affected the global economic conditions broadly, with most major economies experiencing very deep contractions. A notable exception was China, where the pace of economic growth slowed dramatically but remained positive. The extreme movement in financial conditions and contraction in economic activity drew an unprecedented policy response from central banks and fiscal policy makers across the globe. Interest rates have fallen to near zero levels in most of the developed world; many central banks engaged in quantitative easing programs; governments took action to backstop their banking systems; and very large fiscal policy initiatives have been put in place in most major economies. These actions resulted in a very sharp improvement in financial conditions beginning in the spring of 2009. Most economies have now returned to positive economic growth, or are poised to do so in the near term, although many underlying imbalances have yet to be addressed. The financial crisis and contraction in economic activity have left in its wake substantially higher unemployment and unutilized industrial capacity globally. The resulting downward pressure on wage and price levels should persist for some time.

What was the overall investment strategy?
The fund’s overall investment strategy is to invest in a portfolio of other First American Funds structured to address the fund’s objective: providing a high level of capital growth. Pursuant to this objective, the fund aims for a stock/bond mix of approximately 90%/5%, with the remaining 5% allocated to commodities. Within the stock and bond portfolios, the underlying funds offer broad diversification among domestic and foreign equities; large-, mid-, and small-cap equities; growth and value equities; and domestic and foreign, investment-grade and higher-yielding fixed-income securities.

What were the portfolio allocations over the fiscal year?
During fiscal year 2009, the fund on average allocated about 88% of its assets to equity funds, a level just below normal. The equity portfolio’s diverse holdings were largely domestic (about 81% of total equities on average) but foreign equities played an increasingly important role throughout the year, rising to approximately 24% of total equities by year end. At year end, our largest holding in the international area, and the fund’s largest holding overall (at about 21% of fund assets), was the First American International Select Fund.

The fund’s limited fixed-income exposure, ranging between 5% and 11% during the fiscal year, was allocated to the First American Core Bond Fund and the First American Total Return Bond Fund. The total fixed-income allocation averaged just below 8% this year.

Commodities exposure was provided by our position in the exchange-traded fund iShares S&P GSCI Commodity-Indexed Trust. The size of this position averaged just below 4% during the fiscal year and was restored to a normal 5% before year end.

Our allocation to the First American Prime Obligations Fund remained at a normal 1% throughout the year.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

First American Funds 2009 Annual Report   3

Strategy Aggressive Growth Allocation Fund

 Allocation by Underlying Fund as of August 31, 20091 (% of net assets)

First American International Select Fund, Class Y	20.7%
First American Large Cap Growth Opportunities Fund, Class Y	11.1
First American Large Cap Value Fund, Class Y	9.2
First American Large Cap Select Fund, Class Y	9.1
First American Quantitative Large Cap Core Fund, Class Y	8.7
First American Real Estate Securities Fund, Class Y	8.1
First American Core Bond Fund, Class Y	6.2
First American Quantitative Large Cap Value Fund, Class Y	4.7
iShares S&P GSCI Commodity-Indexed Trust	4.7
First American Quantitative Large Cap Growth Fund, Class Y	4.3
First American Mid Cap Growth Opportunities Fund, Class Y	3.0
First American Mid Cap Value Fund, Class Y	2.8
First American Total Return Bond Fund, Class Y	2.7
First American Equity Income Fund, Class Y	1.8
First American International Fund, Class Y	1.1
First American Prime Obligations Fund, Class Z	1.0

 Portfolio Allocation as of August 31, 20091 (% of net assets)

Equity Funds	84.6%
Fixed Income Funds	8.9
Exchange-Traded Fund	4.7
Short-Term Investments	1.8

100.0%

[1]	Fund holdings and portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.

4   First American Funds 2009 Annual Report

 Annual Performance1,2

	August 31, 2009					September 30, 2009*
					Since Inception				Since Inception
	1 year		5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001

Average annual return with sales charge (POP)
Class A	(21	.72)%	2.31%	—	3.59%	(9.80)%	2.68%	—	4.10%

Class B	(21	.86)%	2.35%	—	3.55%	(9.96)%	2.71%	—	4.03%

Class C	(18	.57)%	2.71%	—	3.56%	(6.18)%	3.09%	—	4.05%
Average annual return without sales charge (NAV)
Class A	(17	.16)%	3.47%	—	4.32%	(4.56)%	3.86%	—	4.83%

Class B	(17	.77)%	2.71%	—	3.55%	(5.24)%	3.07%	—	4.03%

Class C	(17	.75)%	2.71%	—	3.56%	(5.24)%	3.09%	—	4.05%

Class R	(17	.35)%	3.24%	1.99%	—	(4.78)%	3.62%	2.48%	—

Class Y	(16	.98)%	3.72%		4.57%	(4.29)%	4.11%	—	5.07%

Dow Jones Moderately Aggressive U.S. Portfolio Index[3]	(12	.73)%	2.88%	3.52%	5.07%	(0.55)%	3.28%	4.12%	5.56%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares and 1.00% for Class C shares. Total returns assume reinvestment of all dividends at NAV.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses, which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.48%, 2.23%, 2.23%, 1.73% and 1.23%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2010 so that total annual fund operating expenses (after all waivers and excluding acquired fund fees and expenses) for Class A, Class B, Class C, Class R and Class Y shares do not exceed 0.40%, 1.15%, 1.15%, 0.65% and 0.15%, respectively. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table presents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of August 31, 2009

Class A

Strategy Aggressive Growth Allocation Fund, Class A (NAV)	$13,989

Strategy Aggressive Growth Allocation Fund, Class A (POP)	$13,226

Dow Jones Moderately Aggressive U.S. Portfolio Index[3]	$15,244

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 9/24/2001 to 8/31/2009) as compared to the fund’s benchmark index.

Class A

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	A weighted average of stock, bond, and cash indexes. The index is reconstructed monthly and represents 80% of the risk of the U.S. equities market.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

First American Funds 2009 Annual Report   5

Strategy Balanced Allocation Fund

Investment Objective: seeks both capital growth and current income.

How did the fund perform for the fiscal year ended August 31, 2009?
The First American Strategy Balanced Allocation Fund, Class Y shares, returned -9.77% for the fiscal year ended August 31, 2009 (Class A shares returned -9.87% without taking the sales charge into account). By comparison, the fund’s benchmark, the Dow Jones Moderate U.S. Portfolio Index*, returned -7.35% for the same period.

What were the general economic and market conditions?
During the past fiscal year, we experienced the most significant global financial crisis and most protracted economic contraction in the post-World War II era. These extraordinary economic circumstances affected the global economic conditions broadly, with most major economies experiencing very deep contractions. A notable exception was China, where the pace of economic growth slowed dramatically but remained positive. The extreme movement in financial conditions and contraction in economic activity drew an unprecedented policy response from central banks and fiscal policy makers across the globe. Interest rates have fallen to near zero levels in most of the developed world; many central banks engaged in quantitative easing programs; governments took action to backstop their banking systems; and very large fiscal policy initiatives have been put in place in most major economies. These actions resulted in a very sharp improvement in financial conditions beginning in the spring of 2009. Most economies have now returned to positive economic growth, or are poised to do so in the near term, although many underlying imbalances have yet to be addressed. The financial crisis and contraction in economic activity have left in its wake substantially higher unemployment and unutilized industrial capacity globally. The resulting downward pressure on wage and price levels should persist for some time.

What was the overall investment strategy?
The fund’s overall investment strategy is to invest in a portfolio of other First American Funds structured to address the fund’s objective — providing capital growth and current income. Pursuant to this objective, the fund aims for a stock/bond mix of approximately 60%/37%, with the remaining 3% allocated to commodities. Within the stock and bond portfolios, the underlying funds offer broad diversification among domestic and foreign equities; large-, mid-, and small-cap equities; growth and value equities; and domestic and foreign, investment-grade and higher-yielding fixed-income securities.

What were the portfolio allocations over the fiscal year?
Our allocations to fixed income were, on average, slightly overweight during the year. Allocations to fixed-income funds were about 39% of the fund’s assets on average, although they fluctuated between 37% and 41% as we adjusted them in response to heightened market volatility. Within the fixed-income portfolio, we diversified our large position in the First American Total Return Bond Fund by introducing the First American Core Bond Fund, which was, by the end of the fiscal year, the fund’s largest holding. During the fiscal year, we eliminated our position in the First American Inflation Protected Securities Fund.

Correspondingly, the equity portfolio was somewhat underweight at about 59% of assets on average. We altered the composition of the equity portfolio to include a higher-than-normal proportion of foreign equities. While the fund’s largest equity holding at the beginning of the year was the First American Large Cap Select Fund, with a weight of approximately 12.5%, by year end the largest equity holding was the First American International Select Fund, with a weight of about 14.5%.

The fund’s allocation to commodities, normally 3%, averaged somewhat less than that during the year. Our investment vehicle for commodities remained the iShares S&P GSCI Commodity-Indexed Trust, an exchange-traded fund.

Allocations to the First American Prime Obligations Fund remained at a normal 1% throughout the year.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

6   First American Funds 2009 Annual Report

 Allocation by Underlying Fund as of August 31, 20091 (% of net assets)

First American Core Bond Fund, Class Y	27.9%
First American International Select Fund, Class Y	14.3
First American Total Return Bond Fund, Class Y	11.1
First American Large Cap Growth Opportunities Fund, Class Y	7.5
First American Large Cap Select Fund, Class Y	7.1
First American Quantitative Large Cap Core Fund, Class Y	7.0
First American Large Cap Value Fund, Class Y	5.1
First American Real Estate Securities Fund, Class Y	4.0
iShares S&P GSCI Commodity-Indexed Trust	2.8
First American Quantitative Large Cap Value Fund, Class Y	2.6
First American Equity Income Fund, Class Y	2.5
First American Quantitative Large Cap Growth Fund, Class Y	2.5
First American Mid Cap Value Fund, Class Y	1.6
First American Mid Cap Growth Opportunities Fund, Class Y	1.5
First American International Fund, Class Y	0.7
First American Prime Obligations Fund, Class Z	1.5

 Portfolio Allocation as of August 31, 20091 (% of net assets)

Equity Funds	57.2%
Fixed Income Funds	39.0
Exchange-Traded Fund	2.8
Short-Term Investment	1.2
Other Assets and Liabilities, Net[2]	(0.2)

100.0%

[1]	Fund holdings and portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

First American Funds 2009 Annual Report   7

Strategy Balanced Allocation Fund

 Annual Performance1,2

	August 31, 2009					September 30, 2009*
					Since Inception				Since Inception
	1 year		5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001

Average annual return with sales charge (POP)
Class A	(14	.83)%	2.39%	—	3.42%	(3.51)%	2.81%	—	3.85%

Class B	(14	.67)%	2.44%	—	3.39%	(3.19)%	2.87%	—	3.81%

Class C	(11	.44)%	2.76%	—	3.38%	0.54%	3.20%	—	3.81%
Average annual return without sales charge (NAV)
Class A	(9	.87)%	3.55%	—	4.15%	2.15%	3.98%	—	4.58%

Class B	(10	.57)%	2.77%	—	3.39%	1.45%	3.20%	—	3.81%

Class C	(10	.62)%	2.76%	—	3.38%	1.47%	3.20%	—	3.81%

Class R	(10	.17)%	3.29%	2.70%	—	1.94%	3.74%	3.11%	—

Class Y	(9	.77)%	3.79%	—	4.40%	2.40%	4.23%	—	4.83%

Dow Jones Moderate U.S. Portfolio Index[3]	(7	.35)%	3.55%	4.40%	5.32%	2.93%	3.86%	4.84%	5.70%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares and 1.00% for Class C shares. Total returns assume reinvestment of all dividends at NAV.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses, which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.29%, 2.04%, 2.04%, 1.54% and 1.04%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2010 so that total annual fund operating expenses (after all waivers and excluding acquired fund fees and expenses) for Class A, Class B, Class C, Class R and Class Y shares do not exceed 0.40%, 1.15%, 1.15%, 0.65% and 0.15%, respectively. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table presents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of August 31, 2009

Class A

Strategy Balanced Allocation Fund, Class A (NAV)	$13,811

Strategy Balanced Allocation Fund, Class A (POP)	$13,056

Dow Jones Moderate U.S. Portfolio Index[3]	$15,090

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 9/24/2001 to 8/31/2009) as compared to the fund’s benchmark index.

Class A

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in an index is not available.

[3]	A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 60% of the risk of the U.S. equities market.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

8   First American Funds 2009 Annual Report

Strategy Conservative Allocation Fund

Investment Objective: seeks a high level of current income consistent with limited risk of capital.

How did the fund perform for the fiscal year ended August 31, 2009?
The First American Strategy Conservative Allocation Fund, Class Y shares, returned -1.47% for the fiscal year ended August 31, 2009 (Class A shares returned -1.76% without taking the sales charge into account). By comparison, the fund’s benchmark, the Dow Jones Conservative U.S. Portfolio Index*, returned 5.73% for the same period.

What were the general economic and market conditions?
During the past fiscal year, we experienced the most significant global financial crisis and most protracted economic contraction in the post-World War II era. These extraordinary economic circumstances affected the global economic conditions broadly, with most major economies experiencing very deep contractions. A notable exception was China, where the pace of economic growth slowed dramatically but remained positive. The extreme movement in financial conditions and contraction in economic activity drew an unprecedented policy response from central banks and fiscal policy makers across the globe. Interest rates have fallen to near zero levels in most of the developed world; many central banks engaged in quantitative easing programs; governments took action to backstop their banking systems; and very large fiscal policy initiatives have been put in place in most major economies. These actions resulted in a very sharp improvement in financial conditions beginning in the spring of 2009. Most economies have now returned to positive economic growth, or are poised to do so in the near term, although many underlying imbalances have yet to be addressed. The financial crisis and contraction in economic activity have left in its wake substantially higher unemployment and unutilized industrial capacity globally. The resulting downward pressure on wage and price levels should persist for some time.

What was the overall investment strategy?
The fund’s overall investment strategy is to invest in a portfolio of other First American Funds structured to address the fund’s objective: providing a high level of current income consistent with limited risk to capital. Pursuant to this objective, the fund aims for a stock/bond mix of approximately 31%/68%, with the remaining 1% allocated to commodities. Within the stock and bond portfolios, the underlying funds offer broad diversification among domestic and foreign equities; large-, mid-, and small-cap equities; growth and value equities; and domestic and foreign, investment-grade and higher-yielding fixed-income securities.

What were the portfolio allocations over the fiscal year?
Consistent with the fund’s objective, the fund’s assets were allocated primarily to fixed-income funds, at an average level marginally above normal. We diversified the fixed-income portfolio further this year by adding a position in the First American Intermediate Term Bond Fund. We also increased our reliance on the First American Core Bond Fund while decreasing exposure to the First American Total Return Bond Fund. Those three funds together accounted for more than two thirds of the fund’s assets at the end of the fiscal year. The fund’s position in the First American Inflation Protected Securities Fund was eliminated during the fiscal year.

The fund’s equity portfolio was comprised mostly of domestic equity funds, balanced by a growing proportion of foreign equity funds. The size of these positions in aggregate averaged approximately 30% of fund assets during the year. Although foreign equities represented a minority (about one fifth, on average) of total equities, our 6.5% position in the First American International Select Fund, a foreign equity fund, was our largest equity holding by year end.

The fund maintained its normal 1% allocation to commodities throughout the fiscal year. Our investment vehicle for commodities remained the iShares S&P GSCI Commodity-Indexed Trust, an exchange-traded fund.

Allocations to the First American Prime Obligations Fund remained at a normal 1% throughout the year.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

First American Funds 2009 Annual Report   9

Strategy Conservative Allocation Fund

 Allocation by Underlying Fund as of August 31, 20091 (% of net assets)

First American Core Bond Fund, Class Y	37.4%
First American Total Return Bond Fund, Class Y	16.8
First American Intermediate Term Bond Fund, Class Y	9.0
First American International Select Fund, Class Y	6.5
First American Quantitative Large Cap Core Fund, Class Y	5.0
First American U.S. Government Mortgage Fund, Class Y	3.7
First American Large Cap Select Fund, Class Y	3.2
First American Large Cap Growth Opportunities Fund, Class Y	3.0
First American Real Estate Securities Fund, Class Y	2.1
First American Equity Income Fund, Class Y	2.1
First American Large Cap Value Fund, Class Y	1.7
First American Quantitative Large Cap Value Fund, Class Y	1.4
First American Quantitative Large Cap Growth Fund, Class Y	1.4
First American Prime Obligations Fund, Class Z	1.2
First American Mid Cap Value Fund, Class Y	1.0
First American High Income Bond Fund, Class Y	0.9
iShares S&P GSCI Commodity-Indexed Trust	0.9
First American Mid Cap Growth Opportunities Fund, Class Y	0.9
First American International Fund, Class Y	0.9

 Portfolio Allocation as of August 31, 20091 (% of net assets)

Fixed Income Funds	67.8%
Equity Funds	29.2
Exchange-Traded Fund	0.9
Short-Term Investments	1.5
Other Assets and Liabilities, Net[2]	0.6

100.0%

[1]	Fund holdings and portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

10   First American Funds 2009 Annual Report

 Annual Performance1,2

	August 31, 2009					September 30, 2009*
					Since Inception				Since Inception
	1 year		5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001

Average annual return with sales charge (POP)								—
Class A	(7	.15)%	2.34%	—	3.60%	3.09%	2.88%	—	3.96%

Class B	(7	.03)%	2.40%	—	3.54%	3.23%	2.95%	—	3.90%

Class C	(3	.41)%	2.71%	—	3.56%	7.20%	3.24%	—	3.90%

Average annual return without sales charge (NAV)
Class A	(1	.76)%	3.50%	—	4.33%	9.05%	4.05%	—	4.69%

Class B	(2	.52)%	2.73%	—	3.54%	8.23%	3.28%	—	3.90%

Class C	(2	.51)%	2.71%	—	3.56%	8.20%	3.24%	—	3.90%

Class R	(2	.05)%	3.22%	3.94%	—	8.69%	3.77%	4.30%	—

Class Y	(1	.47)%	3.78%	—	4.59%	9.21%	4.29%	—	4.94%

Dow Jones Conservative U.S. Portfolio Index[3]	5.73%		4.88%	5.96%	5.63%	10.80%	5.09%	6.05%	5.78%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares and 1.00% for Class C shares. Total returns assume reinvestment of all dividends at NAV.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses, which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.48%, 2.23%, 2.23%, 1.73% and 1.23%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2010 so that total annual fund operating expenses (after all waivers and excluding acquired fund fees and expenses) for Class A, Class B, Class C, Class R and Class Y shares do not exceed 0.40%, 1.15%, 1.15%, 0.65% and 0.15%, respectively. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table presents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of August 31, 2009

Class A

Strategy Conservative Allocation Fund, Class A (NAV)	$14,002

Strategy Conservative Allocation Fund, Class A (POP)	$13,236

Dow Jones Conservative U.S. Portfolio Index[3]	$15,503

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 9/24/2001 to 8/31/2009) as compared to the fund’s benchmark index.

Class A

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 20% of the risk of the U.S. equities market.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

First American Funds 2009 Annual Report   11

Strategy Growth Allocation Fund

Investment Objective: seeks capital growth with a moderate level of current income.

How did the fund perform for the fiscal year ended August 31, 2009?
The First American Strategy Growth Allocation Fund, Class Y shares, returned -12.86% for the fiscal year ended August 31, 2009 (Class A shares returned -13.07% without taking the sales charge into account). By comparison, the fund’s benchmark, the Dow Jones Moderate U.S. Portfolio Index*, returned -7.35% for the same period.

What were the general economic and market conditions?
During the past fiscal year, we experienced the most significant global financial crisis and most protracted economic contraction in the post-World War II era. These extraordinary economic circumstances affected the global economic conditions broadly, with most major economies experiencing very deep contractions. A notable exception was China, where the pace of economic growth slowed dramatically but remained positive. The extreme movement in financial conditions and contraction in economic activity drew an unprecedented policy response from central banks and fiscal policy makers across the globe. Interest rates have fallen to near zero levels in most of the developed world; many central banks engaged in quantitative easing programs; governments took action to backstop their banking systems; and very large fiscal policy initiatives have been put in place in most major economies. These actions resulted in a very sharp improvement in financial conditions beginning in the spring of 2009. Most economies have now returned to positive economic growth, or are poised to do so in the near term, although many underlying imbalances have yet to be addressed. The financial crisis and contraction in economic activity have left in its wake substantially higher unemployment and unutilized industrial capacity globally. The resulting downward pressure on wage and price levels should persist for some time.

What was the overall investment strategy?
The fund’s overall investment strategy is to invest in a portfolio of other First American Funds structured to address the fund’s objective: providing capital growth with a moderate level of current income. The fund pursues this objective by targeting a stock/bond mix of approximately 74%/22%, with the remaining 4% allocated to commodities. Within the stock and bond portfolios, the underlying funds offer broad diversification among domestic and foreign equities; large-, mid-, and small-cap equities; growth and value equities; and domestic and foreign, investment-grade and higher-yielding fixed-income securities.

What were the portfolio allocations over the fiscal year?
Fixed-income allocations were overweight throughout most of this volatile investing period, averaging approximately three percentage points higher than the normal weight referred to above. The largest fixed-income holding (22%) at the beginning of the year, the First American Total Return Bond Fund, was de-emphasized during the year to make room for the First American Core Bond Fund. The First American Core Bond Fund was the largest fixed-income holding by year end, comprising approximately 17.5% of fund assets.

The majority of fund assets were composed of equities. We shifted the emphasis within the equity portfolio toward foreign equities by increasing allocations to the First American International Select Fund and reducing allocations to domestic stock funds. Domestic equities were approximately 59% of fund assets on average during the fiscal year, fluctuating between 56% and 63% as the fund was repositioned from time to time in response to changing market conditions.

The fund’s allocation to its commodities vehicle, the iShares S&P GSCI Commodity-Indexed Trust, was underweighted for a portion of the year, resulting in an average allocation of just above 3%.

Our allocation to the First American Prime Obligations Fund remained at a normal 1% throughout the year.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

12   First American Funds 2009 Annual Report

 Allocation by Underlying Fund as of August 31, 20091 (% of net assets)

First American International Select Fund, Class Y	17.7%
First American Core Bond Fund, Class Y	17.4
First American Large Cap Growth Opportunities Fund, Class Y	9.0
First American Large Cap Value Fund, Class Y	8.3
First American Large Cap Select Fund, Class Y	8.2
First American Quantitative Large Cap Core Fund, Class Y	8.1
First American Total Return Bond Fund, Class Y	7.4
First American Real Estate Securities Fund, Class Y	5.2
iShares S&P GSCI Commodity-Indexed Trust	3.6
First American Quantitative Large Cap Value Fund, Class Y	3.3
First American Quantitative Large Cap Growth Fund, Class Y	3.2
First American Mid Cap Growth Opportunities Fund, Class Y	1.9
First American Equity Income Fund, Class Y	1.8
First American Mid Cap Value Fund, Class Y	1.8
First American Prime Obligations Fund, Class Z	1.6
First American International Fund, Class Y	0.9

 Portfolio Allocation as of August 31, 20091 (% of net assets)

Equity Funds	69.4%
Fixed Income Funds	24.8
Exchange-Traded Fund	3.6
Short-Term Investments	2.2

100.0%

[1]	Fund holdings and portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.

First American Funds 2009 Annual Report   13

Strategy Growth Allocation Fund

 Annual Performance1,2

	August 31, 2009					September 30, 2009*
					Since Inception				Since Inception
	1 year		5 years	10 years	9/24/2001	1 year	5 years	10 years	9/24/2001

Average annual return with sales charge (POP)
Class A	(17	.84)%	2.46%	—	3.54%	(6.13)%	2.83%	—	4.00%

Class B	(17	.64)%	2.49%	—	3.51%	(5.92)%	2.88%	—	3.97%

Class C	(14	.41)%	2.86%	—	3.53%	(2.29)%	3.24%	—	3.97%
Average annual return without sales charge (NAV)
Class A	(13	.07)%	3.62%	—	4.28%	(0.67)%	3.99%	—	4.74%

Class B	(13	.66)%	2.84%	—	3.51%	(1.37)%	3.23%	—	3.97%

Class C	(13	.61)%	2.86%	—	3.53%	(1.38)%	3.24%	—	3.97%

Class R	(13	.24)%	3.37%	2.43%	—	(0.96)%	3.75%	2.87%	—

Class Y	(12	.86)%	3.88%	—	4.53%	(0.36)%	4.27%	—	5.00%

Dow Jones Moderate U.S. Portfolio Index[3]	(7	.35)%	3.55%	4.40%	5.32%	2.93%	3.86%	4.84%	5.70%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares and 1.00% for Class C shares. Total returns assume reinvestment of all dividends at NAV.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses, which the fund indirectly bears) for Class A, Class B, Class C, Class R, and Class Y shares was 1.41%, 2.16%, 2.16%, 1.66% and 1.16%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least December 31, 2010 so that total annual fund operating expenses (after all waivers and excluding acquired fund fees and expenses) for Class A, Class B, Class C, Class R and Class Y shares do not exceed 0.40%, 1.15%, 1.15%, 0.65% and 0.15%, respectively. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

*	This table presents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

 Value of $10,000 Investment1,2,4  as of August 31, 2009

Class A

Strategy Growth Allocation Fund, Class A (NAV)	$13,944

Strategy Growth Allocation Fund, Class A (POP)	$13,177

Dow Jones Moderate U.S. Portfolio Index[3]	$15,090

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 9/24/2001 to 8/31/2009) as compared to the fund’s benchmark index.

Class A

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	A weighted average of other stock, bond, and cash indexes. The index is reconstructed monthly and represents 60% of the risk of the U.S. equities market.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

14   First American Funds 2009 Annual Report

Expense Examples

As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009, to August 31, 2009.

Actual Expenses
For each class of each fund, two lines are presented in the table below – the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value in the fund and class divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 Strategy Aggressive Growth Allocation Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (3/01/09 to
	Value (3/01/09)	Value (8/31/09)	8/31/09)

Class A Actual[2]	$1,000.00	$1,392.90	$2.41

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04

Class B Actual[2]	$1,000.00	$1,387.60	$6.92

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class C Actual[2]	$1,000.00	$1,389.00	$6.92

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class R Actual[2]	$1,000.00	$1,392.00	$3.92

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

Class Y Actual[2]	$1,000.00	$1,395.10	$0.91

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	$0.77

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period). These ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Please refer to your prospectus for details on the expenses that apply to the underlying funds.

[2]	Based on the actual returns for the six-month period ended August 31, 2009 of 39.29%, 38.76%, 38.90%, 39.20%, and 39.51% for Class A, Class B, Class C, Class R, and Class Y, respectively.

First American Funds 2009 Annual Report   15

Expense Examples

 Strategy Balanced Allocation Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (3/01/09 to
	Value (3/01/09)	Value (8/31/09)	8/31/09)

Class A Actual[2]	$1,000.00	$1,341.80	$2.36

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04

Class B Actual[2]	$1,000.00	$1,334.80	$6.77

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class C Actual[2]	$1,000.00	$1,336.00	$6.77

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class R Actual[2]	$1,000.00	$1,338.30	$3.83

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

Class Y Actual[2]	$1,000.00	$1,340.70	$0.88

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	$0.77

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period). These ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Please refer to your prospectus for details on the expenses that apply to the underlying funds.

[2]	Based on the actual returns for the six-month period ended August 31, 2009 of 34.18%, 33.48%, 33.60%, 33.83%, and 34.07% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Strategy Conservative Allocation Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (3/01/09 to
	Value (3/01/09)	Value (8/31/09)	8/31/09)

Class A Actual[4]	$1,000.00	$1,285.80	$2.30

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04

Class B Actual[4]	$1,000.00	$1,280.60	$6.61

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class C Actual[4]	$1,000.00	$1,280.90	$6.61

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class R Actual[4]	$1,000.00	$1,282.70	$3.74

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

Class Y Actual[4]	$1,000.00	$1,286.20	$0.86

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	$0.77

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period). These ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Please refer to your prospectus for details on the expenses that apply to the underlying funds.

[4]	Based on the actual returns for the six-month period ended August 31, 2009 of 28.58%, 28.06%, 28.09%, 28.27%, and 28.62% for Class A, Class B, Class C, Class R, and Class Y, respectively.

16   First American Funds 2009 Annual Report

 Strategy Growth Allocation Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (3/01/09 to
	Value (3/01/09)	Value (8/31/09)	8/31/09)

Class A Actual[2]	$1,000.00	$1,364.30	$2.38

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04

Class B Actual[2]	$1,000.00	$1,360.50	$6.84

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class C Actual[2]	$1,000.00	$1,360.40	$6.84

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class R Actual[2]	$1,000.00	$1,362.60	$3.87

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

Class Y Actual[2]	$1,000.00	$1,366.10	$0.89

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	$0.77

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period). These ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Please refer to your prospectus for details on the expenses that apply to the underlying funds.

[2]	Based on the actual returns for the six-month period ended August 31, 2009 of 36.43%, 36.05%, 36.04%, 36.26%, and 36.61% for Class A, Class B, Class C, Class R, and Class Y, respectively.

First American Funds 2009 Annual Report   17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Strategy Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of First American Strategy Funds, Inc. (comprised of the Strategy Aggressive Growth Allocation Fund, Strategy Balanced Allocation Fund, Strategy Conservative Allocation Fund, and Strategy Growth Allocation Fund) (the “funds”) as of August 31, 2009, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the funds listed above of the First American Strategy Funds, Inc. at August 31, 2009, the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 22, 2009

18   First American Funds 2009 Annual Report

Schedule of Investments  August 31, 2009, all dollars rounded to thousands (000)

Strategy Aggressive Growth Allocation Fund
DESCRIPTION	SHARES/PAR	FAIR VALUE

Investment Companies – 98.2%
Equity Funds Å – 84.6%
First American Equity Income Fund, Class Y	199,735	$2,167
First American International Fund, Class Y	124,437	1,323
First American International Select Fund, Class Y	3,000,654	24,485
First American Large Cap Growth Opportunities Fund, Class Y	537,519	13,142
First American Large Cap Select Fund, Class Y	1,104,464	10,736
First American Large Cap Value Fund, Class Y	826,499	10,852
First American Mid Cap Growth Opportunities Fund, Class Y ●	115,514	3,530
First American Mid Cap Value Fund, Class Y	175,405	3,233
First American Quantitative Large Cap Core Fund, Class Y	579,937	10,311
First American Quantitative Large Cap Growth Fund, Class Y	256,509	5,089
First American Quantitative Large Cap Value Fund, Class Y	307,384	5,530
First American Real Estate Securities Fund, Class Y	766,764	9,592

Total Equity Funds		99,990

Fixed Income Funds Å – 8.9%
First American Core Bond Fund, Class Y	685,859	7,277
First American Total Return Bond Fund, Class Y	335,638	3,245

Total Fixed Income Funds		10,522

Exchange-Traded Fund – 4.7%
iShares S&P GSCI Commodity-Indexed Trust ●	180,714	5,494

Total Investment Companies
(Cost $136,645)		116,006

Short-Term Investments – 1.8%
Money Market Fund – 1.0%
First American Prime Obligations Fund, Class Z, 0.19% Å Ω	1,236,114	1,236

U.S. Treasury Obligation – 0.8%
U.S. Treasury Bill
0.135%, 11/19/2009 ☐	$900	900

Total Short-Term Investments
(Cost $2,136)		2,136

Total Investments ▲ – 100.0%
(Cost $138,781)		118,142

Other Assets and Liabilities, Net – 0.0%		23

Total Net Assets – 100.0%		$118,165

Å	Investment in affiliated securities. These funds are advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

●	Fund paid no dividends during the twelve-month period ended August 31, 2009.

Ω	The rate quoted is the annualized seven-day yield of the investment at period end.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of August 31, 2009. See note 2 in Notes to Financial Statements.
Strategy Aggressive Growth Allocation Fund (concluded)

▲	On August 31, 2009, the cost of investments for federal income tax purposes was $140,275. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,739
Gross unrealized depreciation	(23,872)

Net unrealized depreciation	$(22,133)

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

E-Mini MSCI EAFE Index Futures	September 2009	12	$897	$1
E-Mini MSCI Emerging Markets Index Futures	September 2009	8	336	—
Russell 2000 Mini Index Futures	September 2009	(42)	(2,401)	(3)
S&P 500 Futures	September 2009	26	6,628	397
U.S. Treasury 5 Year Note Futures	December 2009	(23)	(2,651)	(7)
U.S. Treasury 10 Year Note Futures	December 2009	(23)	(2,696)	(4)

				$384

First American Funds 2009 Annual Report   19

Schedule of Investments  August 31, 2009, all dollars rounded to thousands (000)

Strategy Balanced Allocation Fund
DESCRIPTION	SHARES/PAR	FAIR VALUE

Investment Companies – 99.0%
Equity Funds Å – 57.2%
First American Equity Income Fund, Class Y	874,795	$9,492
First American International Fund, Class Y	531,094	5,646
First American International Select Fund, Class Y	6,526,144	53,253
First American Large Cap Growth Opportunities Fund, Class Y	1,141,452	27,908
First American Large Cap Select Fund, Class Y	2,706,482	26,307
First American Large Cap Value Fund, Class Y	1,443,488	18,953
First American Mid Cap Growth Opportunities Fund, Class Y ●	185,102	5,657
First American Mid Cap Value Fund, Class Y	312,877	5,766
First American Quantitative Large Cap Core Fund, Class Y	1,475,880	26,241
First American Quantitative Large Cap Growth Fund, Class Y	475,428	9,432
First American Quantitative Large Cap Value Fund, Class Y	536,554	9,653
First American Real Estate Securities Fund, Class Y	1,192,693	14,921

Total Equity Funds		213,229

Fixed Income Funds Å – 39.0%
First American Core Bond Fund, Class Y	9,830,567	104,196
First American Total Return Bond Fund, Class Y	4,264,320	41,236

Total Fixed Income Funds		145,432

Exchange-Traded Fund – 2.8%
iShares S&P GSCI Commodity-Indexed Trust ●	342	10,410

Total Investment Companies
(Cost $371,491)		369,071

Short-Term Investments – 1.2%
Money Market Fund – 0.7%
First American Prime Obligations Fund, Class Z, 0.19% Å Ω	2,646,196	2,646

U.S. Treasury Obligation – 0.5%
U.S. Treasury Bill
0.135%, 11/19/09 ☐	$1,800	1,800

Total Short-Term Investments
(Cost $4,445)		4,446

Total Investments ▲ – 100.2%
(Cost ($375,936)		373,517

Other Assets and Liabilities, Net – (0.2)%		(657)

Total Net Assets – 100.0%		$372,860

Å	Investments in affiliated securities. These funds are advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

●	Fund paid no dividends during the twelve-month period ended August 31, 2009.

Ω	The rate quoted is the annualized seven-day yield of the investment at period end.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of August 31, 2009. See note 2 in Notes to Financial Statements.
Strategy Balanced Allocation Fund (concluded)

▲	On August 31, 2009, the cost of investments for federal income tax purposes was $387,815. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$27,478
Gross unrealized depreciation	(41,776)

Net unrealized depreciation	$(14,298)

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

E-Mini MSCI EAFE Index Futures	September 2009	37	$2,767	$3
E-Mini MSCI Emerging Markets Index Futures	September 2009	24	1,009	(1)
Russell 2000 Mini Index Futures	September 2009	(132)	(7,546)	(11)
S&P 500 Futures	September 2009	59	15,041	873
U.S. Treasury 5 Year Note Futures	December 2009	(49)	(5,647)	(15)
U.S. Treasury 10 Year Note Futures	December 2009	(48)	(5,627)	(7)

				$842

The accompanying notes are an integral part of the financial statements.

20   First American Funds 2009 Annual Report

Schedule of Investments  August 31, 2009, all dollars rounded to thousands (000)

Strategy Conservative Allocation Fund
DESCRIPTION	SHARES/PAR	FAIR VALUE

Investment Companies – 97.9%
Equity Funds Å – 29.2%
First American Equity Income Fund, Class Y	169,942	$1,844
First American International Fund, Class Y	70,984	755
First American International Select Fund, Class Y	692,996	5,655
First American Large Cap Growth Opportunities Fund, Class Y	107,099	2,619
First American Large Cap Select Fund, Class Y	288,611	2,805
First American Large Cap Value Fund, Class Y	112,902	1,482
First American Mid Cap Growth Opportunities Fund, Class Y ●	25,597	782
First American Mid Cap Value Fund, Class Y	46,357	854
First American Quantitative Large Cap Core Fund, Class Y	245,099	4,358
First American Quantitative Large Cap Growth Fund, Class Y	59,189	1,174
First American Quantitative Large Cap Value Fund, Class Y	69,449	1,250
First American Real Estate Securities Fund, Class Y	148,540	1,858

Total Equity Funds		25,436

Fixed Income Funds Å – 67.8%
First American Core Bond Fund, Class Y	3,063,366	32,502
First American High Income Bond Fund, Class Y	107,503	830
First American Intermediate Term Bond Fund, Class Y	793,804	7,827
First American Total Return Bond Fund, Class Y	1,510,280	14,605
First American U.S. Government Mortgage Fund, Class Y	319,981	3,193

Total Fixed Income Funds		58,957

Exchange-Traded Fund – 0.9%
iShares S&P GSCI Commodity-Indexed Trust ●	26,081	793

Total Investment Companies
(Cost $83,722)		85,186

Short-Term Investments – 1.5%
Money Market Fund – 1.2%
First American Prime Obligations Fund, Class Z, 0.19% Å Ω	1,012,664	1,013

U.S. Treasury Obligation – 0.3%
U.S. Treasury Bill
0.135%, 11/19/2009 ☐	$300	300

Total Short-Term Investments
(Cost $1,313)		1,313

Total Investments ▲ – 99.4%
(Cost $85,035)		86,499

Other Assets and Liabilities, Net – 0.6%		496

Total Net Assets – 100.0%		$86,995

Å	Investments in affiliated securities. These funds are advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

●	Fund paid no dividends during the twelve-month period ended August 31, 2009.

Ω	The rate quoted is the annualized seven-day yield of the investment at period end.
Strategy Conservative Allocation Fund (concluded)

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of August 31, 2009. See note 2 in Notes to Financial Statements.

▲	On August 31, 2009, the cost of investments for federal income tax purposes was $89,357. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$3,996
Gross unrealized depreciation	(6,854)

Net unrealized appreciation	$(2,858)

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

E-Mini MSCI EAFE Index Futures	September 2009	8	$598	$1
E-Mini MSCI Emerging Markets Index Future	September 2009	5	210	—
Russell 2000 Mini Index Futures	September 2009	(29)	(1,658)	(3)
S&P 500 Futures	September 2009	8	2,039	80
U.S. Treasury 5 Year Note Futures	December 2009	(5)	(576)	(1)
U.S. Treasury 10 Year Note Futures	December 2009	(5)	(586)	(1)

				$76

First American Funds 2009 Annual Report   21

Schedule of Investments  August 31, 2009, all dollars rounded to thousands (000)

Strategy Growth Allocation Fund
DESCRIPTION	SHARES/PAR	FAIR VALUE

Investment Companies – 97.8%
Equity Funds Å – 69.4%
First American Equity Income Fund, Class Y	275,507	$2,989
First American International Fund, Class Y	130,584	1,388
First American International Select Fund, Class Y	3,519,011	28,715
First American Large Cap Growth Opportunities Fund, Class Y	594,067	14,525
First American Large Cap Select Fund, Class Y	1,366,084	13,278
First American Large Cap Value Fund, Class Y	1,022,957	13,432
First American Mid Cap Growth Opportunities Fund, Class Y ●	103,796	3,172
First American Mid Cap Value Fund, Class Y	157,280	2,899
First American Quantitative Large Cap Core Fund, Class Y	742,813	13,207
First American Quantitative Large Cap Growth Fund, Class Y	264,547	5,249
First American Quantitative Large Cap Value Fund, Class Y	295,403	5,314
First American Real Estate Securities Fund, Class Y	668,944	8,369

Total Equity Funds		112,537

Fixed Income Funds Å – 24.8%
First American Core Bond Fund, Class Y	2,662,068	28,244
First American Total Return Bond Fund, Class Y	1,228,074	11,876

Total Fixed Income Funds		40,120

Exchange-Traded Fund – 3.6%
iShares S&P GSCI Commodity-Indexed Trust ●	193	5,874

Total Investment Companies
(Cost $170,896)		158,531

Short-Term Investments – 2.2%
Money Market Fund – 1.6%
First American Prime Obligations Fund, Class Z, 0.19% Å Ω	2,590,039	2,590

U.S. Treasury Obligation – 0.6%
U.S. Treasury Bill ☐
0.135%, 11/19/2009	$1,000	1,000

Total Short-Term Investments
(Cost $3,590)		3,590

Total Investments ▲ – 100.0%
(Cost $174,486)		162,121

Other Assets and Liabilities, Net – 0.0%		35

Total Net Assets – 100.0%		$162,156

Å	Investments in affiliated securities. These funds are advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

●	Fund paid no dividends during the twelve-month period ended August 31, 2009.

Ω	The rate quoted is the annualized seven-day yield of the investment at period end.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of August 31, 2009. See note 2 in Notes to Financial Statements.
Strategy Growth Allocation Fund (concluded)

▲	On August 31, 2009, the cost of investments for federal income tax purposes was $178,628. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$4,488
Gross unrealized depreciation	(20,995)

Unrealized depreciation	$(16,507)

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

E-Mini MSCI EAFE Index Futures	September 2009	16	$1,196	$1
E-Mini MSCI Emerging Markets Index Futures	September 2009	10	421	—
Russell 2000 Mini Index Futures	September 2009	(57)	(3,259)	(5)
S&P 500 Futures	September 2009	30	7,648	437
U.S. Treasury 5 Year Note Futures	December 2009	(27)	(3,112)	(9)
U.S. Treasury 10 Year Note Futures	December 2009	(26)	(3,048)	(4)

				$420

The accompanying notes are an integral part of the financial statements.

22   First American Funds 2009 Annual Report

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Statements ofAssets and Liabilities  August 31, 2009, all dollars and shares are rounded to thousands (000), except per share data

	Strategy	Strategy	Strategy	Strategy
	Aggressive Growth	Balanced	Conservative	Growth
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Affiliated funds, at cost	$132,514	$362,187	$83,935	$167,459
Unaffiliated investments, at cost	6,267	13,749	1,100	7,027

ASSETS:
Affiliated funds, at fair value (note 2)	$111,748	$361,307	$85,406	$155,247
Unaffiliated investments, at fair value (note 2)	6,394	12,210	1,093	6,874
Cash	49	602	260	181
Receivable for dividends and interest	—	65	—	—
Receivable for investments sold	—	—	3	—
Receivable for capital shares sold	178	85	528	578
Receivable from advisor (note 3)	13	—	15	11
Prepaid expenses and other assets	30	29	27	29

Total assets	118,412	374,298	87,332	162,920

LIABILITIES:
Payable for investments purchased	48	666	263	481
Payable for capital shares redeemed	80	527	10	144
Payable for variation margin	59	133	13	66
Payable to affiliates (note 3)	23	40	20	25
Payable for distribution and shareholder servicing fees	19	53	19	31
Accrued expenses and liabilities	18	19	12	17

Total liabilities	247	1,438	337	764

Net assets	$118,165	$372,860	$86,995	$162,156

COMPOSITION OF NET ASSETS:
Portfolio capital	$153,411	$419,499	$102,185	$191,330
Undistributed (distributions in excess of) net investment income	1,525	991	(12)	3,539
Accumulated net realized loss on investments and future contracts (note 2)	(16,516)	(46,053)	(16,718)	(20,768)
Net unrealized appreciation (depreciation) of:
Investments	(20,639)	(2,419)	1,464	(12,365)
Futures contracts	384	842	76	420

Net assets	$118,165	$372,860	$86,995	$162,156

Class A:
Net assets	$42,509	$156,820	$34,653	$63,942
Shares issued and outstanding ($0.01 par value – 10 billion authorized)	4,162	18,243	3,595	6,800
Net asset value and redemption price per share	$10.21	$8.60	$9.64	$9.40
Maximum offering price per share[1]	$10.80	$9.10	$10.20	$9.95
Class B:
Net assets	$3,728	$10,374	$5,322	$7,692
Shares issued and outstanding ($0.01 par value – 10 billion authorized)	378	1,222	555	839
Net asset value, offering price, and redemption price per share[2]	$9.88	$8.49	$9.58	$9.17
Class C:
Net assets	$7,712	$12,754	$8,642	$12,428
Shares issued and outstanding ($0.01 par value – 10 billion authorized)	780	1,500	901	1,350
Net asset value, offering price, and redemption price per share[2]	$9.89	$8.50	$9.59	$9.21
Class R:
Net assets	$1,885	$1,640	$760	$2,335
Shares issued and outstanding ($0.01 par value – 20 billion authorized)	186	192	79	251
Net asset value, offering price, and redemption price per share	$10.12	$8.52	$9.62	$9.32
Class Y:
Net assets	$62,331	$191,272	$37,618	$75,759
Shares issued and outstanding ($0.01 par value – 10 billion authorized)	6,084	22,316	3,904	8,024
Net asset value, offering price, and redemption price per share	$10.24	$8.57	$9.64	$9.44

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

[2]	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

24   First American Funds 2009 Annual Report

Statements ofOperations	For the year ended August 31, 2009, all dollars are rounded to thousands (000)

	Strategy	Strategy	Strategy	Strategy
	Aggressive Growth	Balanced	Conservative	Growth
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

INVESTMENT INCOME:
Income distributions received from underlying affiliated funds	$1,792	$10,085	$3,410	$3,561
Interest from unaffiliated investments	1	1	—	1

Total investment income	1,793	10,086	3,410	3,562

EXPENSES (note 3):
Investment advisory fees	101	253	66	133
Administration fees	10	—	8	10
Transfer agent fees	155	143	123	175
Custodian fees	5	13	3	7
Legal fees	15	14	15	15
Audit fees	28	18	24	28
Registration fees	49	61	51	52
Postage and printing fees	21	44	21	25
Directors’ fees	29	29	29	29
Other expenses	20	19	20	20
Distribution and shareholder servicing fees:
Class A	91	254	65	128
Class B	34	73	38	72
Class C	56	96	45	89
Class R	6	6	4	8

Total expenses	620	1,023	512	791

Less: Fee waivers (note 3)	(281)	(212)	(260)	(294)

Total net expenses	339	811	252	497

Investment income – net	1,454	9,275	3,158	3,065

REALIZED AND UNREALIZED GAINS (LOSSES) – NET (note 5):
Capital gain distributions received from underlying affiliated funds	77	18	429	486
Net realized loss on:
Affiliated funds	(14,535)	(41,567)	(10,161)	(16,982)
Unaffiliated investments	(1,404)	(846)	—	(1,226)
Futures contracts	(37)	(341)	(21)	(59)
Net change in unrealized appreciation or depreciation of:
Investments	(9,278)	14,002	3,635	(6,979)
Futures contracts	384	842	76	420

Net loss on investments and futures contracts	(24,793)	(27,892)	(6,042)	(24,340)

Net decrease in net assets resulting from operations	$(23,339)	$(18,617)	$(2,884)	$(21,275)

The accompanying notes are an integral part of the financial statements.

First American Funds 2009 Annual Report   25

Statements ofChanges in Net Assets	all dollars are rounded to thousands (000)

	Strategy		Strategy		Strategy		Strategy
	Aggressive Growth		Balanced		Conservative		Growth
	Allocation Fund		Allocation Fund		Allocation Fund		Allocation Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	8/31/09	8/31/08	8/31/09	8/31/08	8/31/09	8/31/08	8/31/09	8/31/08

OPERATIONS:
Investment income – net	$1,454	$4,562	$9,275	$11,803	$3,158	$3,353	$3,065	$6,257
Capital gain distributions received from underlying affiliated funds	77	5,247	18	7,392	429	827	486	5,418
Net realized gain (loss) on:
Affiliated funds	(14,535)	3,138	(41,567)	8,700	(10,161)	952	(16,982)	3,634
Unaffiliated investments	(1,404)	1,036	(846)	927	—	7	(1,226)	747
Futures contracts	(37)	—	(341)	—	(21)	—	(59)	—
Net change in unrealized appreciation or depreciation of Investments:	(9,278)	(21,887)	14,002	(39,212)	3,635	(6,127)	(6,979)	(23,675)
Futures contracts	384	—	842	—	76	—	420	—

Net decrease in net assets resulting from operations	(23,339)	(7,904)	(18,617)	(10,390)	(2,884)	(988)	(21,275)	(7,619)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	—	(1,768)	(3,254)	(5,208)	(1,405)	(1,541)	—	(2,449)
Class B	—	(137)	(183)	(338)	(176)	(189)	—	(307)
Class C	—	(112)	(243)	(277)	(232)	(136)	—	(203)
Class R	—	(27)	(33)	(40)	(39)	(39)	—	(32)
Class Y	—	(2,573)	(4,593)	(7,250)	(1,770)	(1,995)	—	(3,345)
Net realized gain on investments:
Class A	(121)	—	(4,992)	(6,853)	(669)	(949)	(3,633)	(930)
Class B	(12)	—	(375)	(523)	(100)	(136)	(544)	(139)
Class C	(17)	—	(516)	(411)	(95)	(91)	(595)	(85)
Class R	(3)	—	(52)	(50)	(21)	(26)	(96)	(11)
Class Y	(188)	—	(6,438)	(8,979)	(850)	(1,198)	(4,601)	(1,184)
Return of Capital:
Class A	—	—	—	—	(16)	—	—	—
Class B	—	—	—	—	(2)	—	—	—
Class C	—	—	—	—	(3)	—	—	—
Class R	—	—	—	—	—	—	—	—
Class Y	—	—	—	—	(19)	—	—	—

Total distributions	(341)	(4,617)	(20,679)	(29,929)	(5,397)	(6,300)	(9,469)	(8,685)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	10,056	15,780	17,638	29,165	9,767	12,778	20,096	20,032
Fund merger (note 8)	—	—	55,314	—	6,352	—	—	—
Reinvestment of distributions	117	1,699	7,879	11,482	1,937	2,333	3,564	3,324
Payments for redemptions	(9,074)	(19,966)	(27,142)	(29,929)	(10,537)	(11,881)	(13,177)	(19,257)

Increase (decrease) in net assets from Class A transactions	1,099	(2,487)	53,689	10,718	7,519	3,230	10,483	4,099

Class B:
Proceeds from sales	185	1,582	664	2,239	718	1,554	250	2,372
Fund merger (note 8)	—	—	3,304	—	1,631	—	—	—
Reinvestment of distributions	12	135	537	828	261	292	537	438
Payments for redemptions	(773)	(736)	(2,007)	(1,489)	(1,141)	(1,249)	(1,231)	(1,338)

Increase (decrease) in net assets from Class B transactions	(576)	981	2,498	1,578	1,469	597	(444)	1,472

Class C:
Proceeds from sales	3,593	3,608	4,701	4,803	2,559	1,392	6,364	4,584
Fund merger (note 8)	—	—	1,436	—	4,009	—	—	—
Reinvestment of distributions	17	106	648	537	294	210	557	277
Payments for redemptions	(1,276)	(867)	(2,640)	(1,062)	(1,350)	(652)	(1,996)	(1,686)

Increase in net assets from Class C transactions	2,334	2,847	4,145	4,278	5,512	950	4,925	3,175

The accompanying notes are an integral part of the financial statements.

26   First American Funds 2009 Annual Report

	Strategy		Strategy		Strategy		Strategy
	Aggressive Growth		Balanced		Conservative		Growth
	Allocation Fund		Allocation Fund		Allocation Fund		Allocation Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	8/31/09	8/31/08	8/31/09	8/31/08	8/31/09	8/31/08	8/31/09	8/31/08

Class R:
Proceeds from sales	1,185	873	686	505	297	288	1,372	906
Fund merger (note 8)	—	—	283	—	31	—	—	—
Reinvestment of distributions	3	27	86	89	60	65	96	43
Payments for redemptions	(488)	(262)	(478)	(63)	(360)	(183)	(361)	(152)

Increase in net assets from Class R transactions	700	638	577	531	28	170	1,107	797

Class Y:
Proceeds from sales	15,363	23,106	25,987	29,533	9,493	10,591	17,912	18,118
Fund merger (note 8)	—	—	70,778	—	721	—	—	—
Reinvestment of distributions	160	2,128	10,354	15,213	2,248	2,705	4,116	4,050
Payments for redemptions	(14,626)	(12,932)	(50,048)	(35,268)	(8,661)	(10,809)	(15,215)	(17,950)

Increase in net assets from Class Y transactions	897	12,302	57,071	9,478	3,801	2,487	6,813	4,218

Increase in net assets from capital share transactions	4,454	14,281	117,980	26,583	18,329	7,434	22,884	13,761

Total increase (decrease) in net assets	(19,226)	1,760	78,684	(13,736)	10,048	146	(7,860)	(2,543)
Net assets at beginning of year	137,391	135,631	294,176	307,912	76,947	76,801	170,016	172,559

Net assets at end of year	$118,165	$137,391	$372,860	$294,176	$86,995	$76,947	$162,156	$170,016

Undistributed (distributions in excess of) net investment income at end of year	$1,525	$(5)	$991	$22	$(12)	$33	$3,539	$(5)

The accompanying notes are an integral part of the financial statements.

First American Funds 2009 Annual Report   27

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net Realized	Total	End of
	of Period	Income (Loss)	Investments	Operations	Income	Gains	Distributions	Period

Strategy Aggressive Growth Allocation Fund[1]
Class A
2009[2]	$12.37	$0.12	$(2.25)	$(2.13)	$—	$(0.03)	$(0.03)	$10.21
2008[2]	13.50	0.43	(1.13)	(0.70)	(0.43)	—	(0.43)	12.37
2007[2]	11.92	0.17	1.66	1.83	(0.25)	—	(0.25)	13.50
2006[2]	10.92	0.17	1.00	1.17	(0.17)	—	(0.17)	11.92
2005[3]	9.58	0.15	1.33	1.48	(0.14)	—	(0.14)	10.92
2004[4]	8.49	0.08	1.08	1.16	(0.07)	—	(0.07)	9.58
Class B
2009[2]	$12.06	$0.05	$(2.20)	$(2.15)	$—	$(0.03)	$(0.03)	$9.88
2008[2]	13.19	0.30	(1.07)	(0.77)	(0.36)	—	(0.36)	12.06
2007[2]	11.71	0.06	1.64	1.70	(0.22)	—	(0.22)	13.19
2006[2]	10.78	0.06	1.00	1.06	(0.13)	—	(0.13)	11.71
2005[3]	9.49	0.07	1.33	1.40	(0.11)	—	(0.11)	10.78
2004[4]	8.45	(0.01)	1.10	1.09	(0.05)	—	(0.05)	9.49
Class C
2009[2]	$12.07	$0.05	$(2.20)	$(2.15)	$—	$(0.03)	$(0.03)	$9.89
2008[2]	13.20	0.27	(1.04)	(0.77)	(0.36)	—	(0.36)	12.07
2007[2]	11.72	0.06	1.63	1.69	(0.21)	—	(0.21)	13.20
2006[2]	10.78	0.07	1.00	1.07	(0.13)	—	(0.13)	11.72
2005[3]	9.49	0.07	1.33	1.40	(0.11)	—	(0.11)	10.78
2004[4]	8.45	—	1.09	1.09	(0.05)	—	(0.05)	9.49
Class R
2009[2]	$12.29	$0.09	$(2.23)	$(2.14)	$—	$(0.03)	$(0.03)	$10.12
2008[2]	13.42	0.34	(1.07)	(0.73)	(0.40)	—	(0.40)	12.29
2007[2]	11.87	0.10	1.69	1.79	(0.24)	—	(0.24)	13.42
2006[2]	10.89	0.03	1.11	1.14	(0.16)	—	(0.16)	11.87
2005[3]	9.56	0.07	1.39	1.46	(0.13)	—	(0.13)	10.89
2004[4,5]	8.47	0.11	1.05	1.16	(0.07)	—	(0.07)	9.56
Class Y
2009[2]	$12.38	$0.15	$(2.26)	$(2.11)	$—	$(0.03)	$(0.03)	$10.24
2008[2]	13.51	0.45	(1.12)	(0.67)	(0.46)	—	(0.46)	12.38
2007[2]	11.92	0.20	1.65	1.85	(0.26)	—	(0.26)	13.51
2006[2]	10.92	0.19	1.00	1.19	(0.19)	—	(0.19)	11.92
2005[3]	9.57	0.17	1.34	1.51	(0.16)	—	(0.16)	10.92
2004[4]	8.48	0.10	1.09	1.19	(0.10)	—	(0.10)	9.57

[1]	Per share data calculated using average share method.

[2]	For the period September 1 to August 31 in the fiscal year indicated.

[3]	For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

[7]	Expense ratios do not include expenses of the underlying funds.

The accompanying notes are an integral part of the financial statements.

28   First American Funds 2009 Annual Report

					Ratio of Net
					Investment
			Ratio of Net	Ratio of	Income (Loss)
		Ratio of	Investment	Expenses	to Average
	Net Assets	Expenses to	Income (Loss)	to Average	Net Assets	Portfolio
Total	End of	Average	to Average	Net Assets	(Excluding	Turnover
Return[6]	Period (000)	Net Assets[7]	Net Assets	(Excluding Waivers)[7]	Waivers)	Rate

(17.16)%	$42,509	0.40%	1.37%	0.68%	1.09%	35%
(5.41)	50,241	0.40	3.25	0.60	3.05	45
15.51	57,337	0.40	1.34	0.61	1.13	50
10.77	61,645	0.40	1.44	0.97	0.87	18
15.53	54,452	0.40	1.55	0.94	1.01	35
13.72	58,200	0.40	0.83	0.91	0.32	12

(17.77)%	$3,728	1.15%	0.63%	1.43%	0.35%	35%
(6.06)	5,304	1.15	2.33	1.35	2.13	45
14.60	4,806	1.15	0.51	1.36	0.30	50
9.89	3,196	1.15	0.57	1.72	—	18
14.79	1,979	1.15	0.69	1.69	0.15	35
12.89	1,421	1.15	(0.09)	1.66	(0.60)	12

(17.75)%	$7,712	1.15%	0.54%	1.43%	0.26%	35%
(6.04)	6,232	1.15	2.08	1.35	1.88	45
14.58	3,828	1.15	0.51	1.36	0.30	50
9.99	2,709	1.15	0.62	1.72	0.05	18
14.79	1,499	1.15	0.73	1.69	0.19	35
12.88	1,054	1.15	0.01	1.66	(0.50)	12

(17.35)%	$1,885	0.65%	1.01%	0.93%	0.73%	35%
(5.60)	1,269	0.65	2.62	0.85	2.42	45
15.21	725	0.65	0.79	0.86	0.58	50
10.54	258	0.65	0.27	1.37	(0.45)	18
15.33	5	0.65	0.67	1.34	(0.02)	35
13.70	1	0.40	1.13	0.91	0.62	12

(16.98)%	$62,331	0.15%	1.64%	0.43%	1.36%	35%
(5.17)	74,345	0.15	3.40	0.35	3.20	45
15.74	68,935	0.15	1.51	0.36	1.30	50
11.05	58,515	0.15	1.67	0.72	1.10	18
15.87	41,762	0.15	1.74	0.69	1.20	35
14.02	27,790	0.15	1.08	0.66	0.57	12

The accompanying notes are an integral part of the financial statements.

First American Funds 2009 Annual Report   29

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net Realized	Total	End of
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Period

Strategy Balanced Allocation Fund[1]
Class A
2009[2]	$10.48	$0.28	$(1.46)	$(1.18)	$(0.24)	$(0.46)	$(0.70)	$8.60
2008[2]	11.99	0.43	(0.79)	(0.36)	(0.48)	(0.67)	(1.15)	10.48
2007[2]	10.96	0.26	1.00	1.26	(0.23)	—	(0.23)	11.99
2006[2]	10.37	0.26	0.58	0.84	(0.25)	—	(0.25)	10.96
2005[3]	9.44	0.19	0.91	1.10	(0.17)	—	(0.17)	10.37
2004[4]	8.73	0.17	0.71	0.88	(0.17)	—	(0.17)	9.44
Class B
2009[2]	$10.36	$0.22	$(1.44)	$(1.22)	$(0.19)	$(0.46)	$(0.65)	$8.49
2008[2]	11.87	0.34	(0.78)	(0.44)	(0.40)	(0.67)	(1.07)	10.36
2007[2]	10.89	0.17	0.99	1.16	(0.18)	—	(0.18)	11.87
2006[2]	10.31	0.17	0.59	0.76	(0.18)	—	(0.18)	10.89
2005[3]	9.40	0.12	0.90	1.02	(0.11)	—	(0.11)	10.31
2004[4]	8.70	0.09	0.71	0.80	(0.10)	—	(0.10)	9.40
Class C
2009[2]	$10.38	$0.23	$(1.46)	$(1.23)	$(0.19)	$(0.46)	$(0.65)	$8.50
2008[2]	11.88	0.33	(0.76)	(0.43)	(0.40)	(0.67)	(1.07)	10.38
2007[2]	10.90	0.17	1.00	1.17	(0.19)	—	(0.19)	11.88
2006[2]	10.32	0.17	0.59	0.76	(0.18)	—	(0.18)	10.90
2005[3]	9.41	0.12	0.90	1.02	(0.11)	—	(0.11)	10.32
2004[4]	8.70	0.09	0.72	0.81	(0.10)	—	(0.10)	9.41
Class R
2009[2]	$10.40	$0.25	$(1.44)	$(1.19)	$(0.23)	$(0.46)	$(0.69)	$8.52
2008[2]	11.91	0.39	(0.77)	(0.38)	(0.46)	(0.67)	(1.13)	10.40
2007[2]	10.91	0.20	1.02	1.22	(0.22)	—	(0.22)	11.91
2006[2]	10.33	0.19	0.63	0.82	(0.24)	—	(0.24)	10.91
2005[3]	9.41	0.12	0.96	1.08	(0.16)	—	(0.16)	10.33
2004[4,5]	8.70	0.18	0.68	0.86	(0.15)	—	(0.15)	9.41
Class Y
2009[2]	$10.46	$0.30	$(1.47)	$(1.17)	$(0.26)	$(0.46)	$(0.72)	$8.57
2008[2]	11.96	0.46	(0.78)	(0.32)	(0.51)	(0.67)	(1.18)	10.46
2007[2]	10.94	0.28	1.00	1.28	(0.26)	—	(0.26)	11.96
2006[2]	10.36	0.28	0.58	0.86	(0.28)	—	(0.28)	10.94
2005[3]	9.42	0.21	0.91	1.12	(0.18)	—	(0.18)	10.36
2004[4]	8.71	0.19	0.71	0.90	(0.19)	—	(0.19)	9.42

[1]	Per share data calculated using average share method.

[2]	For the period September 1 to August 31 in the fiscal year indicated.

[3]	For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

[7]	Expense ratios do not include expenses of the underlying funds.

The accompanying notes are an integral part of the financial statements.

30   First American Funds 2009 Annual Report

					Ratio of Net
					Investment
			Ratio of Net	Ratio of	Income
		Ratio of	Investment	Expenses	to Average
	Net Assets	Expenses to	Income	to Average	Net Assets	Portfolio
Total	End of	Average	to Average	Net Assets	(Excluding	Turnover
Return[6]	Period (000)	Net Assets[7]	Net Assets	(Excluding Waivers)[7]	Waivers)	Rate

(9.87)%	$156,820	0.40%	3.57%	0.48%	3.49%	67%
(3.58)	119,109	0.40	3.83	0.47	3.76	34
11.66	124,565	0.40	2.26	0.49	2.17	64
8.21	125,595	0.40	2.43	0.90	1.93	17
11.68	137,084	0.40	2.07	0.90	1.57	29
10.09	135,413	0.40	1.80	0.89	1.31	12

(10.57)%	$10,374	1.15%	2.88%	1.23%	2.80%	67%
(4.33)	9,299	1.15	3.06	1.22	2.99	34
10.80	9,017	1.15	1.44	1.24	1.35	64
7.42	6,819	1.15	1.57	1.65	1.07	17
10.93	4,206	1.15	1.26	1.65	0.76	29
9.23	2,739	1.15	1.00	1.64	0.51	12

(10.62)%	$12,754	1.15%	2.95%	1.23%	2.87%	67%
(4.22)	10,090	1.15	2.98	1.22	2.91	34
10.80	6,910	1.15	1.46	1.24	1.37	64
7.39	5,454	1.15	1.56	1.65	1.06	17
10.89	3,576	1.15	1.30	1.65	0.80	29
9.28	3,342	1.15	1.01	1.64	0.52	12

(10.17)%	$1,640	0.65%	3.24%	0.73%	3.16%	67%
(3.81)	1,193	0.65	3.47	0.72	3.40	34
11.27	801	0.65	1.69	0.74	1.60	64
8.00	148	0.65	1.76	1.30	1.11	17
11.52	22	0.65	1.31	1.30	0.66	29
9.93	1	0.40	1.91	0.89	1.42	12

(9.77)%	$191,272	0.15%	3.81%	0.23%	3.73%	67%
(3.26)	154,485	0.15	4.07	0.22	4.00	34
11.87	166,619	0.15	2.44	0.24	2.35	64
8.40	138,208	0.15	2.58	0.65	2.08	17
12.02	104,248	0.15	2.33	0.65	1.83	29
10.39	95,664	0.15	2.05	0.64	1.56	12

The accompanying notes are an integral part of the financial statements.

First American Funds 2009 Annual Report   31

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions				Net Asset
	Value	Net	Gains	Total from	from Net	Distributions	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net Realized	from Return	Total	End of
	of Period	Income	Investments	Operations	Income	Gains	of Capital	Distributions	Period

Strategy Conservative Allocation Fund[1]
Class A
2009[2]	$10.68	$0.42	$(0.74)	$(0.32)	$(0.46)	$(0.25)	$(0.01)	$(0.72)	$9.64
2008[2]	11.73	0.48	(0.60)	(0.12)	(0.57)	(0.36)	—	(0.93)	10.68
2007[2]	11.40	0.37	0.51	0.88	(0.34)	(0.21)	—	(0.55)	11.73
2006[2]	11.25	0.40	0.14	0.54	(0.39)	—	—	(0.39)	11.40
2005[3]	10.67	0.28	0.53	0.81	(0.23)	—	—	(0.23)	11.25
2004[4]	10.29	0.31	0.38	0.69	(0.31)	—	—	(0.31)	10.67
Class B
2009[2]	$10.61	$0.35	$(0.73)	$(0.38)	$(0.39)	$(0.25)	$(0.01)	$(0.65)	$9.58
2008[2]	11.66	0.40	(0.61)	(0.21)	(0.48)	(0.36)	—	(0.84)	10.61
2007[2]	11.34	0.28	0.51	0.79	(0.26)	(0.21)	—	(0.47)	11.66
2006[2]	11.20	0.31	0.14	0.45	(0.31)	—	—	(0.31)	11.34
2005[3]	10.63	0.21	0.53	0.74	(0.17)	—	—	(0.17)	11.20
2004[4]	10.26	0.24	0.37	0.61	(0.24)	—	—	(0.24)	10.63
Class C
2009[2]	$10.63	$0.33	$(0.71)	$(0.38)	$(0.40)	$(0.25)	$(0.01)	$(0.66)	$9.59
2008[2]	11.68	0.39	(0.59)	(0.20)	(0.49)	(0.36)	—	(0.85)	10.63
2007[2]	11.36	0.28	0.51	0.79	(0.26)	(0.21)	—	(0.47)	11.68
2006[2]	11.22	0.31	0.15	0.46	(0.32)	—	—	(0.32)	11.36
2005[3]	10.66	0.21	0.52	0.73	(0.17)	—	—	(0.17)	11.22
2004[4]	10.28	0.23	0.38	0.61	(0.23)	—	—	(0.23)	10.66
Class R
2009[2]	$10.66	$0.40	$(0.74)	$(0.34)	$(0.44)	$(0.25)	$(0.01)	$(0.70)	$9.62
2008[2]	11.71	0.46	(0.61)	(0.15)	(0.54)	(0.36)	—	(0.90)	10.66
2007[2]	11.39	0.34	0.51	0.85	(0.32)	(0.21)	—	(0.53)	11.71
2006[2]	11.25	0.29	0.22	0.51	(0.37)	—	—	(0.37)	11.39
2005[3]	10.69	0.26	0.52	0.78	(0.22)	—	—	(0.22)	11.25
2004[4,5]	10.29	0.31	0.37	0.68	(0.28)	—	—	(0.28)	10.69
Class Y
2009[2]	$10.68	$0.44	$(0.73)	$(0.29)	$(0.49)	$(0.25)	$(0.01)	$(0.75)	$9.64
2008[2]	11.73	0.51	(0.60)	(0.09)	(0.60)	(0.36)	—	(0.96)	10.68
2007[2]	11.40	0.39	0.52	0.91	(0.37)	(0.21)	—	(0.58)	11.73
2006[2]	11.25	0.42	0.15	0.57	(0.42)	—	—	(0.42)	11.40
2005[3]	10.67	0.31	0.52	0.83	(0.25)	—	—	(0.25)	11.25
2004[4]	10.29	0.34	0.38	0.72	(0.34)	—	—	(0.34)	10.67

[1]	Per share data calculated using average share method.

[2]	For the period September 1 to August 31 in the fiscal year indicated.

[3]	For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

[7]	Expense ratios do not include expenses of the underlying funds.

The accompanying notes are an integral part of the financial statements.

32   First American Funds 2009 Annual Report

					Ratio of Net
					Investment
			Ratio of Net	Ratio of	Income
		Ratio of	Investment	Expenses	to Average
	Net Assets	Expenses to	Income	to Average	Net Assets	Portfolio
Total	End of	Average	to Average	Net Assets	(Excluding	Turnover
Return[6]	Period (000)	Net Assets[7]	Net Assets	(Excluding Waivers)[7]	Waivers)	Rate

(1.76)%	$34,653	0.40%	4.73%	0.79%	4.34%	63%
(1.27)	30,926	0.40	4.22	0.73	3.89	20
7.89	30,580	0.40	3.20	0.77	2.83	71
4.97	30,250	0.40	3.56	1.00	2.96	23
7.65	31,158	0.40	2.81	0.95	2.26	33
6.75	28,997	0.40	2.92	0.91	2.41	17

(2.52)%	$5,322	1.15%	3.96%	1.54%	3.57%	63%
(2.01)	4,301	1.15	3.49	1.48	3.16	20
7.07	4,131	1.15	2.44	1.52	2.07	71
4.14	3,624	1.15	2.80	1.75	2.20	23
6.99	2,910	1.15	2.04	1.70	1.49	33
5.94	2,545	1.15	2.23	1.66	1.72	17

(2.51)%	$8,642	1.15%	3.79%	1.54%	3.40%	63%
(1.99)	3,558	1.15	3.48	1.48	3.15	20
7.05	2,914	1.15	2.43	1.52	2.06	71
4.17	2,175	1.15	2.74	1.75	2.14	23
6.86	1,445	1.15	2.04	1.70	1.49	33
5.95	1,388	1.15	2.14	1.66	1.63	17

(2.05)%	$760	0.65%	4.52%	1.04%	4.13%	63%
(1.50)	798	0.65	4.02	0.98	3.69	20
7.63	706	0.65	2.91	1.02	2.54	71
4.67	250	0.65	2.58	1.40	1.83	23
7.35	9	0.65	2.60	1.35	1.90	33
6.64	1	0.40	2.95	0.91	2.44	17

(1.47)%	$37,618	0.15%	5.03%	0.54%	4.64%	63%
(1.02)	37,364	0.15	4.49	0.48	4.16	20
8.17	38,470	0.15	3.37	0.52	3.00	71
5.23	61,008	0.15	3.79	0.75	3.19	23
7.85	55,293	0.15	3.06	0.70	2.51	33
7.02	49,192	0.15	3.17	0.66	2.66	17

The accompanying notes are an integral part of the financial statements.

First American Funds 2009 Annual Report   33

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net Realized	Total	End of
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Period

Strategy Growth Allocation Fund[1]
Class A
2009[2]	$11.72	$0.19	$(1.87)	$(1.68)	$—	$(0.64)	$(0.64)	$9.40
2008[2]	12.87	0.45	(0.97)	(0.52)	(0.45)	(0.18)	(0.63)	11.72
2007[2]	11.57	0.22	1.32	1.54	(0.24)	—	(0.24)	12.87
2006[2]	10.79	0.21	0.78	0.99	(0.21)	—	(0.21)	11.57
2005[3]	9.64	0.16	1.14	1.30	(0.15)	—	(0.15)	10.79
2004[4]	8.72	0.13	0.92	1.05	(0.13)	—	(0.13)	9.64
Class B
2009[2]	$11.53	$0.13	$(1.85)	$(1.72)	$—	$(0.64)	$(0.64)	$9.17
2008[2]	12.68	0.34	(0.94)	(0.60)	(0.37)	(0.18)	(0.55)	11.53
2007[2]	11.46	0.12	1.30	1.42	(0.20)	—	(0.20)	12.68
2006[2]	10.69	0.11	0.79	0.90	(0.13)	—	(0.13)	11.46
2005[3]	9.57	0.08	1.14	1.22	(0.10)	—	(0.10)	10.69
2004[4]	8.69	0.04	0.93	0.97	(0.09)	—	(0.09)	9.57
Class C
2009[2]	$11.57	$0.12	$(1.84)	$(1.72)	$—	$(0.64)	$(0.64)	$9.21
2008[2]	12.73	0.32	(0.93)	(0.61)	(0.37)	(0.18)	(0.55)	11.57
2007[2]	11.49	0.12	1.32	1.44	(0.20)	—	(0.20)	12.73
2006[2]	10.73	0.12	0.77	0.89	(0.13)	—	(0.13)	11.49
2005[3]	9.59	0.09	1.15	1.24	(0.10)	—	(0.10)	10.73
2004[4]	8.71	0.05	0.92	0.97	(0.09)	—	(0.09)	9.59
Class R
2009[2]	$11.65	$0.16	$(1.85)	$(1.69)	$—	$(0.64)	$(0.64)	$9.32
2008[2]	12.80	0.37	(0.92)	(0.55)	(0.42)	(0.18)	(0.60)	11.65
2007[2]	11.53	0.15	1.35	1.50	(0.23)	—	(0.23)	12.80
2006[2]	10.76	0.18	0.77	0.95	(0.18)	—	(0.18)	11.53
2005[3]	9.61	0.13	1.15	1.28	(0.13)	—	(0.13)	10.76
2004[4,5]	8.69	0.14	0.90	1.04	(0.12)	—	(0.12)	9.61
Class Y
2009[2]	$11.74	$0.21	$(1.87)	$(1.66)	$—	$(0.64)	$(0.64)	$9.44
2008[3]	12.88	0.48	(0.96)	(0.48)	(0.48)	(0.18)	(0.66)	11.74
2007[2]	11.58	0.25	1.30	1.55	(0.25)	—	(0.25)	12.88
2006[2]	10.79	0.24	0.79	1.03	(0.24)	—	(0.24)	11.58
2005[3]	9.64	0.18	1.14	1.32	(0.17)	—	(0.17)	10.79
2004[4]	8.71	0.15	0.92	1.07	(0.14)	—	(0.14)	9.64

[1]	Per share data calculated using average share method.

[2]	For the period September 1 to August 31 in the fiscal year indicated.

[3]	For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

[6]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

[7]	Expense ratios do not include expenses of the underlying funds.

The accompanying notes are an integral part of the financial statements.

34   First American Funds 2009 Annual Report

					Ratio of Net
					Investment
			Ratio of Net	Ratio of	Income (Loss)
		Ratio of	Investment	Expenses	to Average
	Net Assets	Expenses to	Income	to Average	Net Assets	Portfolio
Total	End of	Average	to Average	Net Assets	(Excluding	Turnover
Return[6]	Period (000)	Net Assets[7]	Net Assets	(Excluding Waivers)[7]	Waivers)	Rate

(13.07)%	$63,942	0.40%	2.27%	0.62%	2.05%	42%
(4.36)	65,193	0.40	3.58	0.56	3.42	42
13.45	67,433	0.40	1.76	0.58	1.58	58
9.25	67,477	0.40	1.90	0.94	1.36	19
13.56	67,968	0.40	1.72	0.92	1.20	34
12.03	71,246	0.40	1.33	0.89	0.84	12

(13.66)%	$7,692	1.15%	1.56%	1.37%	1.34%	42%
(5.05)	10,239	1.15	2.77	1.31	2.61	42
12.47	9,765	1.15	0.95	1.33	0.77	58
8.50	7,103	1.15	1.02	1.69	0.48	19
12.78	4,225	1.15	0.88	1.67	0.36	34
11.17	2,692	1.15	0.41	1.64	(0.08)	12

(13.61)%	$12,428	1.15%	1.47%	1.37%	1.25%	42%
(5.08)	8,771	1.15	2.60	1.31	2.44	42
12.61	6,304	1.15	0.94	1.33	0.76	58
8.35	5,049	1.15	1.10	1.69	0.56	19
12.94	3,976	1.15	0.91	1.67	0.39	34
11.12	3,130	1.15	0.56	1.64	0.07	12

(13.24)%	$2,335	0.65%	1.93%	0.87%	1.71%	42%
(4.58)	1,403	0.65	3.04	0.81	2.88	42
13.15	716	0.65	1.21	0.83	1.03	58
8.94	197	0.65	1.64	1.34	0.95	19
13.41	93	0.65	1.42	1.32	0.75	34
12.03	57	0.40	1.42	0.89	0.93	12

(12.86)%	$75,759	0.15%	2.53%	0.37%	2.31%	42%
(4.03)	84,410	0.15	3.80	0.31	3.64	42
13.58	88,341	0.15	1.99	0.33	1.81	58
9.62	80,118	0.15	2.11	0.69	1.57	19
13.78	60,576	0.15	1.94	0.67	1.42	34
12.34	44,575	0.15	1.57	0.64	1.08	12

The accompanying notes are an integral part of the financial statements.

First American Funds 2009 Annual Report   35

Notes toFinancial Statements	August 31, 2009, all dollars and shares are rounded to thousands (000)

1 >	Organization

Strategy Aggressive Growth Allocation Fund, Strategy Balanced Allocation Fund, Strategy Conservative Allocation Fund, and Strategy Growth Allocation Fund, (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Strategy Funds, Inc. (“FASF”), which is a member of the First American Family of Funds. FASF is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The funds invest primarily in First American Funds, Inc. (“FAF”) and First American Investment Funds, Inc. (“FAIF”) in a “fund of funds” structure. FASF’s articles of incorporation permit the funds’ board of directors to create additional funds and classes in the future.

Prior to December 10, 2008, Strategy Balanced Allocation Fund was named Strategy Growth & Income Allocation Fund and Strategy Conservative Allocation Fund was named Strategy Income Allocation Fund.

FASF offers Class A, Class B, Class C, Class R, and Class Y shares. Prior to July 1, 2004 Class R shares were named Class S shares. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. As of June 30, 2008, no new or additional investments are allowed in Class B shares, except through permitted exchanges and any reinvested dividends. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares may be subject to a contingent deferred sales charge for 12 months, and will not convert to Class A shares. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts.

The funds’ prospectuses provide descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees, including distribution and shareholder servicing fees may differ among classes. Each class has exclusive voting rights on any matters relating to that class’ servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments in unaffiliated investment companies are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, then the ask will be the closing price. If the last trade is below bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of August 31, 2009, the funds held no internally fair valued securities.

The funds adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements (“FAS 157”), and FASB Staff Position (“FSP 157-4”). FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. FSP 157-4 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of

36   First American Funds 2009 Annual Report

valuation levels for major security types. FAS 157 requires each fund to classify its securities based on valuation method, using the following three levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of a fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the funds’ board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these securities.

As of August 31, 2009, each fund’s investments in securities were classified as follows:

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

Strategy Aggressive Growth Allocation Fund
Equity Funds	$99,990	$—	$—	$99,990
Fixed Income Funds	10,522	—	—	10,522
Exchange-Traded Fund	5,494	—	—	5,494
Short-Term Investments	1,236	900	—	2,136

Total Investments	$117,242	$900	$—	$118,142

Strategy Balanced Allocation Fund
Equity Funds	$213,229	$—	$—	$213,229
Fixed Income Funds	145,432	—	—	145,432
Exchange-Traded Fund	10,410	—	—	10,410
Short-Term Investments	2,646	1,800	—	4,446

Total Investments	$371,717	$1,800	$—	$373,517

Strategy Conservative Allocation Fund
Equity Funds	$25,436	$—	$—	$25,436
Fixed Income Funds	58,957	—	—	58,957
Exchange-Traded Fund	793	—	—	793
Short-Term Investments	1,013	300	—	1,313

Total Investments	$86,199	$300	$—	$86,499

Strategy Growth Allocation Fund
Equity Funds	$112,537	$—	$—	$112,537
Fixed Income Funds	40,120	—	—	40,120
Exchange-Traded Fund	5,874	—	—	5,874
Short-Term Investments	2,590	1,000	—	3,590

Total Investments	$161,121	$1,000	$—	$162,121

As of August 31, 2009, each fund’s investments in other financial instruments* were classified as follows:

				Total Unrealized
Fund	Level 1	Level 2	Level 3	Appreciation

Strategy Aggressive Growth Allocation Fund	$384	$—	$—	$384
Strategy Balanced Allocation Fund	842	—	—	842
Strategy Conservative Allocation Fund	76	—	—	76
Strategy Growth Allocation Fund	420	—	—	420

*	Other financial instruments are derivative instruments such as futures, which are valued at the unrealized appreciation (depreciation) on the instrument.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Income and capital gain distributions from underlying funds are recorded on the ex-dividend date. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

DISTRIBUTIONS TO SHAREHOLDERS – Strategy Conservative Allocation Fund declares and pays income dividends monthly. Strategy Balanced Allocation Fund declares and pays income dividends quarterly. Strategy Aggressive Growth Allocation Fund and Strategy Growth Allocation Fund declare and pay income dividends annually. Distributions from net investment income are payable in cash or are reinvested in additional shares of the fund. Any net realized capital gains on sales of a fund’s securities and any capital gain distributions received from the

First American Funds 2009 Annual Report   37

Notes toFinancial Statements	August 31, 2009, all dollars and shares are rounded to thousands (000)

underlying funds are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of August 31, 2009, the funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to losses deferred from wash sales. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the fiscal period that the differences arise.

On the Statements of Assets and Liabilities the following reclassifications were made:

		Undistributed
		(Distributions
	Accumulated	in Excess of)
	Net Realized	Net Investment	Portfolio
Fund	Gain (Loss)	Income	Capital

Strategy Aggressive Growth Allocation Fund	$(76)	$76	$—
Strategy Conservative Allocation Fund	(6,279)	459	5,820
Strategy Growth Allocation Fund	(479)	479	—

The character of distributions made during the six-month period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period or year that the income or realized gains (losses) were recorded by the fund. The distributions paid during the fiscal years ended August 31, 2009 and August 31, 2008, were as follows:

	August 31, 2009

	Ordinary	Long Term	Return of
Fund	Income	Gain	Capital	Total

Strategy Aggressive Growth Allocation Fund	$—	$341	$—	$341
Strategy Balanced Allocation Fund	9,455	11,224	—	20,679
Strategy Conservative Allocation Fund	3,653	1,704	40	5,397
Strategy Growth Allocation Fund	738	8,731	—	9,469

	August 31, 2008

	Ordinary	Long Term
Fund	Income	Gain	Total

Strategy Aggressive Growth Allocation Fund	$4,564	$53	$4,617
Strategy Balanced Allocation Fund	13,113	16,816	29,929
Strategy Conservative Allocation Fund	3,952	2,348	6,300
Strategy Growth Allocation Fund	6,476	2,209	8,685

As of August 31, 2009, the components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Accumulated Capital		Total
	Ordinary	Long Term	and Post-October	Unrealized	Accumulated
	Income	Capital Gains	Losses	Depreciation	Earnings (Deficit)

Strategy Aggressive Growth Allocation Fund	$1,610	$—	$(14,716)	$(22,133)	$(35,239)
Strategy Balanced Allocation Fund	1,085	—	(33,419)	(14,298)	(46,632)
Strategy Conservative Allocation Fund	5	—	(12,325)	(2,858)	(15,178)
Strategy Growth Allocation Fund	3,618	—	(16,278)	(16,507)	(29,167)

The differences between book and tax basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales.

As of August 31, 2009, the following funds had capital loss carryforwards, which, if not offset by subsequent capital gains, will expire on the funds’ fiscal year-ends as follows:

Fund	2010	2011	2012	2013	2014	2015	2016	2017	Total

Strategy Aggressive Growth Allocation Fund	$—	$—	$—	$—	$—	$—	$—	$3,978	$3,978
Strategy Balanced Allocation Fund	—	—	—	—	—	—	—	4,637	4,637
Strategy Conservative Allocation Fund	—	—	—	—	—	—	—	1,543	1,543
Strategy Growth Allocation Fund	—	—	—	—	—	—	—	2,816	2,816

38   First American Funds 2009 Annual Report

Certain funds incurred a loss for tax purposes for the period from November 1, 2008 to August 31, 2009. As permitted by tax regulations, the funds intend to elect to defer and treat these losses as arising in the fiscal year ended August 31, 2010. The following funds had deferred losses:

Fund	Amount

Strategy Aggressive Growth Allocation Fund	$10,738
Strategy Balanced Allocation Fund	28,782
Strategy Conservative Allocation Fund	10,782
Strategy Growth Allocation Fund	13,462

DERIVATIVES – The funds adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about the funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the funds’ results of operations and financial position. Under FAS 161, disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the funds’ derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the funds may use derivatives in an attempt to achieve an economic hedge, the funds’ derivatives are not considered to be hedging instruments under FAS 133. Currently, the funds do not trade in derivatives in a significant way.

FUTURES TRANSACTIONS – The funds use futures to gain exposure to, or protect against changes in, a particular issuer, market, currency, index, or economic indicator. Upon entering into a futures contract, a fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes. The gains or losses recognized on these interest rate futures contracts are disclosed in the funds’ Statements of Operations. As of August 31, 2009, the funds held outstanding futures contracts as disclosed in their Schedule of Investments.

For the fiscal year ended August 31, 2009, the quarterly average gross notional amounts of the derivatives held by the funds were as follows:

Fund	Futures/Long	Futures/Short

Strategy Aggressive Growth Allocation Fund	$2,244	$2,396
Strategy Balanced Allocation Fund	$5,095	$5,009
Strategy Conservative Allocation Fund	$753	$705
Strategy Growth Allocation Fund	$2,849	$2,793

Summary of Derivative Risk Exposure

As of August 31, 2009, the funds’ fair values of derivative instruments (i.e. futures contracts) categorized by risk exposure were classified as follows:

	Statement of	Strategy	Strategy	Strategy	Strategy
	Assets and Liabilities	Aggressive Growth	Balanced	Conservative	Growth
	Location	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Asset Derivatives
Equity Contracts	Receivables, Net Assets – Unrealized Appreciation*	$398	$876	$81	$438
Interest Rate Futures Contracts	Receivables, Net Assets – Unrealized Appreciation*	—	—	—	—

Balance as of August 31, 2009		$398	$876	$81	$438

Liability Derivatives
Equity Contracts	Payables, Net Assets – Unrealized Depreciation*	$(3)	$(12)	$(3)	$(5)
Interest Rate Futures Contracts	Payables, Net Assets – Unrealized Depreciation*	(11)	(22)	(2)	(13)

Balance as of August 31, 2009		$(14)	$(34)	$(5)	$(18)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the funds’ Schedule of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

First American Funds 2009 Annual Report   39

Notes toFinancial Statements	August 31, 2009, all dollars and shares are rounded to thousands (000)

The effect of derivative instruments on the Statements of Operations for the fiscal year ended August 31, 2009:

Amount of realized gain (loss) on derivatives recognized in income:

Strategy Aggressive Growth Allocation Fund	Futures

Equity Contracts	$(55)
Interest Rate Futures Contracts	18

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Strategy Aggressive Growth Allocation Fund	Futures

Equity Contracts	$395
Interest Rate Futures Contracts	(11)

Amount of realized gain (loss) on derivatives recognized in income:

Strategy Balanced Allocation Fund	Futures

Equity Contracts	$(43)
Interest Rate Futures Contracts	(298)

Change in unrealized appreciation(depreciation) on derivatives recognized in income:

Strategy Balanced Allocation Fund	Futures

Equity Contracts	$864
Interest Rate Futures Contracts	(22)

Amount of realized gain (loss) on derivatives recognized in income:

Strategy Conservative Allocation Fund	Futures

Equity Contracts	$(23)
Interest Rate Futures Contracts	2

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Strategy Conservative Allocation Fund	Futures

Equity Contracts	$78
Interest Rate Futures Contracts	(2)

Amount of realized gain (loss) on derivatives recognized in income:

Strategy Growth Allocation Fund	Futures

Equity Contracts	$(65)
Interest Rate Futures Contracts	6

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Strategy Growth Allocation Fund	Futures

Equity Contracts	$433
Interest Rate Futures Contracts	(13)

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses of the funds are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended August 31, 2009.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, as designated by the board of directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

EVENTS SUBSEQUENT TO FISCAL YEAR END – Management has evaluated fund related events and transactions that occurred subsequent to August 31, 2009, through October 22, 2009, the date of issuance of the funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the funds’ financial statements.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors, Inc. (“FAF Advisors”) manages each fund’s assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee equal, on an annual basis, to 0.10% of the funds’ average daily net assets. FAF Advisors has agreed to waive fees and reimburse other fund expenses through December 31, 2010 so that total fund operating expenses, as a percentage of average daily net assets, do not exceed

40   First American Funds 2009 Annual Report

0.40% for Class A shares, 1.15% for Class B shares, 1.15% for Class C shares, 0.65% for Class R Shares, and 0.15% for Class Y shares.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. FAF Advisors does not charge the funds a fee for the provision of administration services. The funds reimburse the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FASF. The funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based upon the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the funds’ custodian pursuant to a custodian agreement with FASF. The custodian fee charged for each fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statements of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the fund’s custodian expenses.

For the fiscal year ended August 31, 2009, custodian fees were increased as a result of overdrafts or decreased as a result of interest earned as follows:

Fund	Increased	Decreased

Strategy Aggressive Growth Allocation Fund	$—	$—
Strategy Balanced Allocation Fund	1	—
Strategy Conservative Allocation Fund	—	—
Strategy Growth Allocation Fund	—	—

DISTRIBUTION AND SHAREHOLDER SERVICING (12B-1) FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as the funds’ distributor pursuant to a distribution agreement with FASF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each of the funds pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00%, and 0.50% of each fund’s average daily net assets attributable to Class A, Class B, Class C, and Class R shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Under the distribution agreement, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended August 31, 2009:

Fund	Amount

Strategy Aggressive Growth Allocation Fund	$81
Strategy Balanced Allocation Fund	233
Strategy Conservative Allocation Fund	68
Strategy Growth Allocation Fund	144

OTHER EXPENSES – In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying most other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. In addition to each fund’s direct expenses as described above, fund shareholders also bear a proportionate share of the underlying funds’ expenses. For the fiscal year ended August 31, 2009, legal fees and expenses of $29 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

Contingent Deferred Sales Charge
as a Percentage of Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first 12 months.

The CDSC for Class B and Class C shares is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

For the fiscal year ended August 31, 2009, total CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund	Amount

Strategy Aggressive Growth Allocation Fund	$139
Strategy Balanced Allocation Fund	233
Strategy Conservative Allocation Fund	101
Strategy Growth Allocation Fund	288

First American Funds 2009 Annual Report   41

Notes toFinancial Statements  August 31, 2009, all dollars and shares are rounded to thousands (000)

4 >	Capital Share Transactions

FASF has 10 trillion shares of $0.01 par value capital stock authorized. Capital share transactions for the funds were as follows:

	Strategy		Strategy		Strategy		Strategy
	Aggressive Growth		Balanced		Conservative		Growth
	Allocation Fund		Allocation Fund		Allocation Fund		Allocation Fund

	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/09	8/31/08	8/31/09	8/31/08	8/31/09	8/31/08	8/31/09	8/31/08

Class A:
Shares issued	1,115	1,188	2,259	2,615	989	1,123	2,363	1,605
Shares issued from merger (note 8)	—	—	7,043	—	708	—	—	—
Shares issued in lieu of cash distributions	14	128	1,069	1,001	228	206	463	262
Shares redeemed	(1,027)	(1,503)	(3,493)	(2,642)	(1,227)	(1,039)	(1,590)	(1,544)

Total Class A transactions	102	(187)	6,878	974	698	290	1,236	323

Class B:
Shares issued	22	122	86	199	69	136	30	192
Shares issued from merger (note 8)	—	—	426	—	183	—	—	—
Shares issued in lieu of cash distributions	2	10	74	73	31	26	71	35
Shares redeemed	(86)	(56)	(261)	(135)	(133)	(111)	(150)	(109)

Total Class B transactions	(62)	76	325	137	150	51	(49)	118

Class C:
Shares issued	412	286	605	438	233	125	766	378
Shares issued from merger (note 8)	—	—	185	—	450	—	—	—
Shares issued in lieu of cash distributions	2	8	90	47	35	19	74	22
Shares redeemed	(151)	(67)	(352)	(95)	(152)	(59)	(248)	(137)

Total Class C transactions	263	227	528	390	566	85	592	263

Class R:
Shares issued	134	67	89	46	34	25	158	73
Shares issued from merger (note 8)	—	—	36	—	3	—	—	—
Shares issued in lieu of cash distributions	1	2	11	8	7	6	13	3
Shares redeemed	(52)	(20)	(59)	(6)	(40)	(16)	(40)	(12)

Total Class R transactions	83	49	77	48	4	15	131	64

Class Y:
Shares issued	1,735	1,721	3,426	2,610	1,033	931	2,112	1,451
Shares issued from merger (note 8)	—	—	9,043	—	81	—	—	—
Shares issued in lieu of cash distributions	19	160	1,408	1,329	265	238	534	318
Shares redeemed	(1,675)	(979)	(6,336)	(3,092)	(973)	(950)	(1,814)	(1,434)

Total Class Y transactions	79	902	7,541	847	406	219	832	335

Net increase in capital shares	465	1,067	15,349	2,396	1,824	660	2,742	1,103

Class B shares converted to Class A shares (reflected above as Class A shares issued and Class B shares redeemed) during the fiscal years ended August 31, 2009 and August 31, 2008, were as follows:

	Year	Year
	Ended	Ended
Fund	8/31/09	8/31/08

Strategy Aggressive Growth Allocation Fund	8	9
Strategy Balanced Allocation Fund	52	10
Strategy Conservative Allocation Fund	3	12
Strategy Growth Allocation Fund	23	11

5 >	Investment Security Transactions

During the fiscal year ended August 31, 2009, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

Fund	Purchases		Sales

Strategy Aggressive Growth Allocation Fund	$41,803		$35,842
Strategy Balanced Allocation Fund	276,431		169,714
Strategy Conservative Allocation Fund	44,439	*	42,507
Strategy Growth Allocation Fund	72,911		56,763

*	Includes $13,475 from Income Builder Fund that was acquired in a fund merger as described in Note 8. The amount is excluded for purposes of calculating the fund’s portfolio turnover rate.

42   First American Funds 2009 Annual Report

6 >	Investments In Underlying Affiliated Funds

The funds do not invest in the underlying funds for the purpose of exercising management or control. As of August 31, 2009, the following funds held the following positions, which exceeded 5% of the underlying fund’s shares outstanding:

		Percent of
Fund	Underlying Fund	Shares Held

Strategy Aggressive Growth Allocation Fund	Quantitative Large Cap Value Fund	22.77%
	Quantitative Large Cap Growth Fund	20.02
	Quantitative Large Cap Core Fund	7.86
	Large Cap Select Fund	6.73

Strategy Balanced Allocation Fund	Quantitative Large Cap Value Fund	39.75
	Quantitative Large Cap Growth Fund	37.11
	Quantitative Large Cap Core Fund	19.99
	Large Cap Select Fund	16.50
	International Select Fund	10.65
	Core Bond Fund	7.36
	Total Return Bond Fund	6.16
	Large Cap Growth Opportunities Fund	5.13

Strategy Conservative Allocation Fund	Quantitative Large Cap Value Fund	5.15

Strategy Growth Allocation Fund	Quantitative Large Cap Value Fund	21.89
	Quantitative Large Cap Growth Fund	20.65
	Quantitative Large Cap Core Fund	10.06
	Large Cap Select Fund	8.33
	International Select Fund	5.74

7 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

First American Funds 2009 Annual Report   43

Notes toFinancial Statements	August 31, 2009, all dollars and shares are rounded to thousands (000)

8 >	Fund Mergers

As of the close of business on May 29, 2009, First American Balanced Fund (“Balanced Fund”) merged with Strategy Balanced Allocation Fund. Balanced Fund shareholders approved the merger at a meeting on May 7, 2009. The merger was accomplished by a taxable exchange of 17,637 shares of Balanced Fund valued at $131,115.

The merger was accomplished by a taxable exchange as detailed below:

Strategy Balanced Allocation Fund	Class A	Class B	Class C	Class R	Class Y	Total

Net assets of Balanced Fund	$55,314	$3,304	$1,436	$283	$70,778	$131,115

Strategy Balanced Allocation Fund shares issued	7,043	426	185	36	9,043	16,733

Net assets of Strategy Balanced Allocation Fund immediately before the merger	$87,804	$6,288	$10,058	$1,213	$123,020	$228,383

Net assets of Strategy Balanced Allocation Fund immediately after the merger	$143,118	$9,592	$11,494	$1,496	$193,798	$359,498

As of the close of business on May 29, 2009, Strategy Conservative Allocation Fund acquired the assets and assumed the liabilities of Income Builder Fund. Strategy Conservative Allocation Fund was deemed to be the accounting survivor in the acquisition. The reorganization was complete after shareholders approved the merger on May 19, 2009.

The merger was accomplished by tax free exchange as detailed below:

Strategy Conservative Allocation Fund	Class A	Class B	Class C	Class R	Class Y	Total

Net assets of Income Builder Fund	$6,352	$1,631	$4,009	$31	$721	$12,744

Strategy Conservative Allocation Fund shares issued	708	183	450	3	81	1,425

Net assets of Strategy Conservative Allocation Fund immediately before the merger	$24,300	$3,324	$3,792	$833	$32,424	$64,673

Net assets of Strategy Conservative Allocation Fund immediately after the merger	$30,652	$4,955	$7,801	$864	$33,145	$77,417

44   First American Funds 2009 Annual Report

Notice toShareholders	August 31, 2009 (unaudited)

TAX INFORMATION

The information set forth below is for each fund’s fiscal year as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2010 on Form 1099. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2009, each fund has designated long-term capital gains, ordinary income and return of capital with regard to distributions paid during the year as follows:

	Long Term	Ordinary	Return of
	Capital Gains	Income	Capital	Total
	Distributions	Distributions	Distributions	Distributions
Fund	(Tax Basis) (a)	(Tax Basis) (a)	(Tax Basis)	(Tax Basis)

Strategy Aggressive Growth Allocation Fund	100%	0.00%	0.00%	100%
Strategy Balanced Allocation Fund	54.28	45.72	—	100
Strategy Conservative Allocation Fund	31.57	67.69	0.74	100
Strategy Growth Allocation Fund	92.22	7.78	0.00	100

(a)	Based on a percentage of the fund’s total distributions.

Shareholder Notification of Federal Tax Status:

Each fund has designated the following percentages of the ordinary income distributions during the fiscal year ended August 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Strategy Aggressive Growth Allocation Fund	0.00%
Strategy Balanced Allocation Fund	14.26
Strategy Conservative Allocation Fund	4.87
Strategy Growth Allocation Fund	26.64

In addition, each fund has designated the following percentages of the ordinary income distributions from net investment income during the fiscal year ended August 31, 2009 as qualified dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Strategy Aggressive Growth Allocation Fund	0.00%
Strategy Balanced Allocation Fund	11.97
Strategy Conservative Allocation Fund	3.39
Strategy Growth Allocation Fund	20.68

Additional Information Applicable to Foreign Shareholder Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for each fund was as follows:

Strategy Aggressive Growth Allocation Fund	0.00%
Strategy Balanced Allocation Fund	0.36
Strategy Conservative Allocation Fund	0.29
Strategy Growth Allocation Fund	0.81

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for each fund was as follows:

Strategy Aggressive Growth Allocation Fund	0.00%
Strategy Balanced Allocation Fund	12.17
Strategy Conservative Allocation Fund	0.01
Strategy Growth Allocation Fund	100.00

First American Funds 2009 Annual Report   45

Notice toShareholders	August 31, 2009 (unaudited)

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities, is available at www.firstamericanfunds.com and on the U.S. Securities and Exchange Commission’s website at www.sec.gov. A description of the funds’ policies and procedures is also available without charge, upon request, by calling 800.677.FUND.

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal period with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available without charge (1) upon request by calling 800.677.FUND and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

Each fund will make complete portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the calendar quarter end.

APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”).

At a meeting on May 5-7, 2009, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with its consideration. At a subsequent meeting on June 16-18, 2009, the Board concluded its consideration of and approved the Agreement through June 30, 2010.

Although the Agreement, which is with First American Strategy Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors’ services to each Fund, (2) the investment performance of the Funds, (3) the profitability of FAF Advisors related to the Funds, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement with respect to any Fund.

Before approving the Agreement, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to each Fund. The Board reviewed FAF Advisors’ key personnel who provide investment management services to each Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for each Fund within the framework of that Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Funds, including the Funds’ distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the types of services customarily provided by investment advisors in the fund industry. The Board also considered compliance reports about FAF Advisors from the Funds’ Chief Compliance Officer.

46   First American Funds 2009 Annual Report

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, quality and extent of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund on a gross-of-expenses basis, including comparative information provided by an independent data service, regarding the median performance of a group of comparable funds selected by that data service (the “performance universe”) and how each Fund performed versus its benchmark index. The performance periods reviewed by the Board all ended on February 28, 2009.

Strategy Aggressive Growth Allocation Fund. The Board considered that the Fund outperformed or performed competitively against its benchmark index for the three- and five-year periods, though it underperformed its benchmark index for the one-year period. The Board also considered that the Fund underperformed its performance universe median for the one-, three- and five-year periods. The Board also noted that much of the Fund’s underperformance was attributable to its performance in 2008. In support of this, the Board considered that, in connection with last year’s review of the Agreement, the Board noted that the Fund had outperformed its performance universe and benchmark index for all periods. In light of the foregoing, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Strategy Balanced Allocation Fund. The Board considered that the Fund underperformed its performance universe median and its benchmark index for the one-, three- and five-year periods. The Board considered FAF Advisors’ assertion that the Fund’s underperformance was attributable to the poor performance of its largest holding, which accounted for about 35% of Fund assets as of the Fund’s most recent fiscal year end. The Board noted, however, that last year the historical performance of this holding had been good and that the market events of 2008 had significantly affected the performance of this holding. The Board also considered FAF Advisors’ expectation that many of the underlying funds that hurt performance in 2008 will help the Fund’s performance in the months ahead. In light of FAF Advisors’ market outlook for this Fund, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Strategy Conservative Allocation Fund. The Board considered that the Fund underperformed its performance universe median and its benchmark index for the one-, three- and five-year periods. The Board considered FAF Advisors’ assertion that the poor performance of the Fund is attributable to the poor performance of two of its largest holdings, the aggregate investments in which accounted for approximately 64% of the Fund’s total assets as of its most recent fiscal year end. The Board noted, however, that last year the historical performance of these two holdings had been good and that the market events of 2008 had significantly affected the performance of these holdings. The Board also considered FAF Advisors’ expectation that market sectors that hurt the underlying holdings will perform better in 2009 as new policy initiatives take effect, and that the underlying funds have retained recovery potential to allow them to capture the resulting market opportunities. In light of FAF Advisors’ market outlook for the Fund, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement. The Board also concluded that it would closely monitor the performance of this Fund.

Strategy Growth Allocation Fund. The Board considered that the Fund outperformed its performance universe median for the one-, three- and five-year periods, though it underperformed its benchmark index for these periods. The Board concluded that, in light of the Fund’s competitive performance versus its performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ costs in serving as the Funds’ investment manager, including the costs associated with the personnel and systems necessary to manage the Funds. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with each Fund. The Board compared fee and expense information for each Fund to fee and expense information for comparable funds managed by other advisors. The Board also reviewed advisory fees for other funds advised or sub-advised by FAF Advisors and for private accounts managed by FAF Advisors. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are generally lower than the management fees charged by FAF Advisors to mutual funds, mutual funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund’s total expense ratio after waivers compared to the median total expense ratio of comparable funds. In connection with its review of Fund fees and expenses, the Board considered FAF Advisors’ pricing philosophy. FAF Advisors attempts generally to maintain each Fund’s total operating expenses at a level that approximates the median of a peer group of funds selected by an

First American Funds 2009 Annual Report   47

Notice toShareholders	August 31, 2009 (unaudited)

independent data service. In addition, FAF Advisors has committed to waive its investment advisory fees to the extent necessary to maintain the Funds’ total expense ratios at levels generally in line with their respective peer groups.

The Board noted that the information provided by an independent data service reflected that each Fund’s advisory fee and total expense ratio after waivers are equal to or lower than the peer group median. The Board concluded that the Funds’ advisory fees and total expense ratios are reasonable in light of the services provided.

Economies of Scale in Providing Investment Advisory Services

The Board considered the extent to which each Fund’s investment advisory fee reflects economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although the Funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The Board considered information presented by FAF Advisors to support its assertion that the median total expense ratio of a Fund’s peer group should reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group and any economies of scale which those funds realize. Therefore, by capping a Fund’s total expense ratio at a level close to the median, Fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules and any such economies of scale. In light of FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each Fund and its shareholders to renew the Agreement.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as investment advisor, administrator, transfer agent, distributor and custodian, and receive compensation from the Funds in connection with providing services to the Fund. The Board considered that each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of each Agreement was in the interest of the respective Fund and its shareholders.

48   First American Funds 2009 Annual Report

Directors and Officers of the Fund

Independent Directors
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Fund	Time Served	During Past 5 Years	Overseen by Director	Director†

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since September 2003	Retired	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since October 1997	Director, Charterhouse Group Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; Trustee, National Jewish Health; Board Member/Co-founder, Shades of Blue, an aviation-related youth development organization; Vice President and Chief Operating Officer, Cargo-United Airlines, from July 2001 until retirement in November 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since September 2003	Investment consultant and non-profit board member since 2001; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since October 2006	Retired; Principal from 1983 to 2004, William Blair & Company LLC, a Chicago-based investment firm	First American Funds Complex; twelve registered investment companies, including fifty-eight portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since November 1996	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since August 2001	Owner & Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions, and non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since September 1996	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; Owner, Chairman and Chief Executive Officer, ExcensusTM, LLC, a demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

First American Funds 2009 Annual Report   49

Notice toShareholders	August 31, 2009 (unaudited)

Independent Directors – concluded
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Fund	Time Served	During Past 5 Years	Overseen by Director	Director†

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FASF’s Board since September 1997; Director of FASF since September 1996	Governance Consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Chair, St. Paul Riverfront Corporation, since 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800.677.FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

50   First American Funds 2009 Annual Report

Officers
	Position(s)	Term of Office
Name, Address, and	Held	And Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FASF since February 2001	Chief Executive Officer of FAF Advisors, Inc., Chief Investment Officer of FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FASF since March 2000	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FASF since October 2004	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer for Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FASF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director and Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FASF since March 2005	Chief Compliance Officer, First American Funds and FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FASF since December 2008 and from September 2006 through August 2008	Compliance Manager, FAF Advisors, Inc., since June 2006; prior thereto, Compliance Analyst, FAF Advisors, Inc., from October 2004 to June 2006; prior thereto, Senior Systems Helpdesk Analyst, Wachovia Retirement Services

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FASF since December 2004; prior thereto, Assistant Secretary of FASF since September 1998 through December 2004	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis based law firm

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since December 2004; prior thereto, Secretary of FASF since June 2002; Assistant Secretary of FASF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis based law firm

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior thereto, Counsel, FAF Advisors, Inc.

Michael W. Kremenak FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1978)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since February 2009	Counsel, FAF Advisors, Inc., since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP, a New York City based law firm, from September 2005 to January 2009

*	Messrs. Schreier, Wilson, Gariboldi, Lui, Mitchell, Ertel, and Kremenak, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment advisor for the fund.

First American Funds 2009 Annual Report   51

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Board of Directors  First American Strategy Funds, Inc.

Virginia Stringer

Chairperson of First American Strategy Funds, Inc.
Governance Consultant; Chair of Saint Paul Riverfront Corporation; former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Strategy Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Strategy Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Strategy Funds, Inc.
Investment Consultant; Chair of United Educators Insurance Company; former
Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Strategy Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative
Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Strategy Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Strategy Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Strategy Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Strategy Funds, Inc.
Owner and President of Jim Wade Homes

First American Strategy Funds’ Board of Directors is comprised entirely of independent directors.

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended August 31, 2009. The portfolio managers views are subject to change at any time based upon market or other conditions. This report is for the information of shareholders of the First American Strategy Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.
The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

ADMINISTRATOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

TRANSFER AGENT
       U.S. Bancorp Fund Services, LLC
       615 East Michigan Street
       Milwaukee, Wisconsin 53202
CUSTODIAN U.S. Bank National Association 60 Livingston Avenue St. Paul, Minnesota 55101 DISTRIBUTOR Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
       Ernst & Young LLP
       220 South Sixth Street
       Suite 1400
       Minneapolis, Minnesota 55402

COUNSEL
       Dorsey & Whitney LLP
       50 South Sixth Street
       Suite 1500
       Minneapolis, Minnesota 55402

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

0202-09  10/2009  AR-ASSET

Item 2—Code of Ethics
The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics. The registrant undertakes to furnish a copy of its code of ethics to any person upon request, without charge, by calling 1-800-677-3863.
Item 3—Audit Committee Financial Expert
The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.
Item 4—Principal Accountant Fees and Services
(a)	Audit Fees — Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $118,729 in the fiscal year ended August 31, 2009 and $107,642 in the fiscal year ended August 31, 2008, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)	Audit-Related Fees — E&Y billed the registrant audit-related fees totaling $6,387 in the fiscal year ended August 31, 2009 and $381 in the fiscal year ended August 31, 2008, including fees associated with the semi-annual review of fund disclosures.

(c)	Tax Fees — E&Y billed the registrant fees of $18,732 in the fiscal year ended August 31, 2009 and $21,227 in the fiscal year ended August 31, 2008, for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)	All Other Fees — There were no fees billed by E&Y for other services to the registrant during the fiscal year ended August 31, 2009 and the fiscal year ended August 31, 2008.

(e)(1)	The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:
•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period
It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:
•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents
Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:
•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking
Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)	All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $184,232 in the fiscal year ended August 31, 2009 and $171,771 in the fiscal year ended August 31, 2008.

(h)	The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.
Item 5—Audit Committee of Listed Registrants
Not applicable.
Item 6—Schedule of Investments
The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8—Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10—Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this item.
Item 11—Controls and Procedures
(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12—Exhibits
(a)(1)	Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.
(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

(a)(3)	Not applicable.
(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
First American Strategy Funds, Inc.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: October 29, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President
Date: October 29, 2009

By:	/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer
Date: October 29, 2009